As filed with the SEC on April 26, 2004
Registration No. 33-103174
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
Pre-Effective Amendment No.	[]
Post-Effective Amendment No. 1	[]
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 4	[]
FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I
(Exact name of registrant)
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(Name of depositor)
82 Devonshire Street
Boston, Massachusetts 02109
(Address of depositor's principal executive offices)
Depositor's telephone number: (800) 544-8888
_________________________________________________
Melanie A. Calzetti-Spahr
President
Fidelity Investments Life Insurance Company
245 Summer Street, Floor V12
Boston, Massachusetts 02109
(Name and address of agent for service)
___________________________________________________________
Copy to:
MICHAEL BERENSON
MORGAN, LEWIS & BOCKIUS LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004
It is proposed that this filing will become effective (check appropriate space):
immediately upon filing pursuant to paragraph (b) of rule 485
X	on _April 30, 2004, pursuant to paragraph (b) (1) (iii) of rule 485
60 days after filing pursuant to paragraph (a) (1) of rule 485 on ______, pursuant to paragraph (a) (1) of rule 485
	75 days after filing pursuant to paragraph (a) (2) of rule 485	Page _ of _
	on , pursuant to paragraph (a) (2) of rule 485	Exhibit Index Appears on Page __

Title of Securities Being Registered: Interests in Flexible Premium Variable Universal Life Insurance Policy and . Flexible Premium Survivorship Variable Universal Life Insurance Policy

Fidelity Investments Variable Life Account I

Prospectus for:

Fidelity Lifetime ReservesSM
Flexible Premium Variable Universal Life Insurance Policy

and

Fidelity Lifetime ReservesSM
Flexible Premium Survivorship Variable Universal Life Insurance Policy

Issued by

Fidelity Investments Life Insurance Company

Dated April 30, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Please read this prospectus and keep it for future reference. It is not valid unless accompanied by a current prospectus for the Money Market Investment Option or for all available Investment Options.

The Policies are not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made. No person is authorized to make any representations in connection with this offering other than those contained in the prospectus.

Investment Company Act of 1940 File no. 811-5258
VUL-pro-0404
1.796104.101

Prospectus Contents

Summary of the Benefits and Risks of the Policies
Benefit Summary	3
Risk Summary	5
Risk/Benefit Summary: Fee Tables	7
General Description of Policy
Purchasing a Policy	10
Free Look Period	10
Selecting and Changing the Beneficiary	11
Death of Owner	11
Transferring Ownership and Assigning Policy Rights	11
Other Benefits and Riders	12
Premiums, Policy Account Values and Investment Option Values	13
Death Benefit and Insurance Proceeds	15
Extended Maturity	19
Facts About the Insurance Company, Variable Account, Investment Options and Fixed Account
Fidelity Investments Life Insurance Company	20
The Variable Account	20
Investment Options and Funds	20
Voting Rights	22
Resolving Material Conflicts	22
Changes in Investment Options	23
The Fixed Account	23
Making Exchanges Among Investment Options and Fixed Account	23
Dollar Cost Averaging	25
Automatic Rebalancing	25
More About the Policy and the Variable Account
Charges and Deductions	25
Surrenders and Partial Withdrawals	28
Signature Guarantee	29
Loans	29
Policy Lapse and Reinstatement	31
Tax Considerations	32
Legal Proceedings	34
Financial Statements	34
Glossary	35

Summary of the Benefits and Risks of the Policies

This summary describes the important features of the Fidelity Lifetime ReservesSM  variable universal life insurance policy ("Single Life Policy") and survivorship variable universal life insurance policy ("Survivorship Policy") offered by Fidelity Investments Life Insurance Company ("we" or "FILI"). The features of each Policy are the same, unless we specify differences in this prospectus. A glossary defining capitalized terms is included in the back of the prospectus. Please read the entire prospectus for important details.

BENEFIT SUMMARY

We will pay Insurance Proceeds to the named Beneficiaries: upon the death of the single insured person ("Insured") under the Single Life Policy; or upon the death of the last survivor of the two insured persons ("Insureds") under the Survivorship Life Policy.

You, as the Policy's Owner, pay the premiums and name the Beneficiaries. You may designate yourself as Insured, or in appropriate situations designate another person or persons as Insured(s).

The Policy also allows you, the Owner, to seek long-term asset growth on a tax-deferred basis by investing in one or more of the twenty-six Investment Options and/or in the Fixed Account. Your investment in the Policy is reflected in a Policy Account Value, and the Policy gives you access to your Policy Account Value in several ways.

APPLICATION AND PREMIUMS

To purchase a Policy, you first complete an application form ("Application") and provide information about the Insured(s). We will evaluate our risk and, if approved, assign the Insured(s) to an underwriting class. You will also need to make an initial premium payment.

After the Policy is issued, you are not required to pay premiums according to any particular schedule. You will, however, need to make enough premium payments to avoid lapse (termination of the Policy without value). You may greatly increase the risk of lapse if you do not regularly pay sufficient premiums.

Free Look Period. When you receive your Policy, the free look period begins. This period is at least ten (10) days, or more if required by state law. You may return the Policy during this period and receive a refund of your Policy Account Value or premium paid, depending on state law.

Use of Premiums. Generally, we credit premium payments, less applicable state premium taxes, to your Policy Account Value, and allocate them to the Investment Options and the Fixed Account according to your instructions.

No-Lapse Guarantee. Your Policy will specify your Planned Annual Premium. Your Policy will not lapse during your Policy's No-Lapse Guarantee Period if, on each monthly Policy Processing Day, your total premium payments, less any Loans, Partial Withdrawals and outstanding interest and charges, are at least as much as if you had paid 1/12 of the Planned Annual Premium each month. The No-Lapse Guarantee period of a Single Life Policy is 10 (ten) years if the Insured's Issue Age is 70 or less; for other Single Life Policies and for all Survivorship Life Policies, this period is 5 (five) years.

DEATH BENEFIT AND INSURANCE PROCEEDS

We will pay Insurance Proceeds based on the Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured while a Survivorship Life Policy is in force.

Insurance Proceeds. The Insurance Proceeds will be the Death Benefit, less any Loan Balance and any Accelerated Benefits paid (including principal and accrued interest), and any monthly deductions due but unpaid at death.

Death Benefit Options. You will select a Face Amount, and choose between two Death Benefit options under the Policy. Under Death Benefit Option A, the Death Benefit is generally the fixed Face Amount you select. Increases in the Policy Account Value in an Option A policy will normally decrease the insurance company's Net Amount at Risk, on which the Cost of Insurance charges are based. For the same reason, decreases in the Policy Account Value will increase the Net Amount at Risk and increase your Cost of Insurance charges.

Under Death Benefit Option B, the Death Benefit is generally the sum of the fixed Face Amount you choose and the Policy Account Value. The Option B Death Benefit generally varies with the Policy Account Value.

You will also choose one of two tax tests to be applied to your Policy, so that the Policy can be treated as life insurance under federal tax law. In some circumstances, these tests may increase the Death Benefit and Cost of Insurance under Option A or Option B.

Extended Maturity. If an Insured is alive when the Policy reaches its extended maturity date, the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value. No new premiums will be accepted, but the Owner retains all other rights under the Policy. The extended maturity date is: for a Single Life Policy, the Policy Anniversary nearest the Insured's 100th birthday; for a Survivorship Life Policy, the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. Insurance Proceeds immediately after the extended maturity date may be far less than before that date.

This feature does not apply in Florida. See "Extended Maturity - Florida Residents" for more information.

POLICY ACCOUNT VALUE AND CASH SURRENDER VALUE

Policy Account Value is the total value of your accounts in the Investment Options, the Fixed Account and the Loan Collateral Account. Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and charges due.

Policy Account Value and Cash Surrender Value may vary from day to day, depending on the investment performance of the Investment Options you choose, interest we credit to the Fixed Account, transactions you request, Loan interest and collateralization, and periodic charges.

  Investment Options

You may direct your Net Premiums to one or more of twenty-six Investment Options of Fidelity Investments Variable Life Account I (the "Variable Account"). Each Investment Option invests exclusively in one of the mutual funds ("Funds") described in "The Funds" below. The Funds are managed by Fidelity Management & Research Company ("FMR"), Morgan Stanley Asset Management ("Morgan Stanley"), and Credit Suisse Asset Management, LLC ("Credit Suisse"). Each Fund has its own investment objectives, policies and risks, as described in its separate fund prospectus. Except for the Fidelity VIP Money Market Fund, each Fund is intended as a long-term investment and varies daily in price.

  Fixed Account

You may currently allocate funds to a fixed-rate investment option funded through our general account (the "Fixed Account"), although we may restrict the Fixed Account's availability from time to time. We guarantee that amounts allocated to the Fixed Account will earn interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule. The fixed rate will be reset periodically. Any funds in the Fixed Account do not fluctuate with the investment performance of our General Account or of the Investment Options.

  Exchanges

You may currently transfer or "exchange" money among the Investment Options without charge. We reserve the right to charge if you exchange on more than twelve days during a calendar year. You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account, but the total of such transfer plus any Premium Payment amounts allocated to the Fixed Account during that Policy Year may not exceed $20,000. Additional exchange policies and restrictions are described in detail in "Exchanges Among Investment Options."

SURRENDERS AND PARTIAL WITHDRAWALS

At any time while the Policy is in force, you may make a request to surrender your Policy, which terminates the Policy, and receive the Cash Surrender Value.

After the first Policy Year, you may request a Partial Withdrawal of $500 or more. Partial Withdrawals reduce the Policy Account Value, Cash Surrender Value and Death Benefit.

There are no fees imposed upon Surrenders and Partial Withdrawals.

LOANS

After the first Policy Year, you may borrow money from FILI using the Policy Account Value as collateral for the Loan. At the time we lend you the money, we will transfer an equivalent amount from your Policy Account Value into a Loan Collateral Account as collateral. We will charge you 6% per year on outstanding Loan balances. The Loan Collateral Account earns 4% per year in the first ten Policy Years, and 5.75% per year thereafter.

You may repay Loans at any time and on any schedule while the Policy is in force.

ADDITIONAL BENEFITS AND RIDERS

The Single Life Policy includes an Accelerated Benefit that allows you to request payment of up to the lesser of 50% of the Net Amount at Risk or $250,000 as a living benefit, in the event the Insured is diagnosed with a terminal illness as defined in the Policy.

For additional charges, and subject to underwriting, you may also add these optional benefits to a Single Life Policy: (a) Children's Term Rider; and/or (b) either Total Disability Premium Payment Rider or Total Disability Waiver of Monthly Deductions Rider.

For additional charges, and subject to underwriting, you may also add the Total Disability Waiver of Premium Payment Rider, on one or both Insureds, to a Survivorship Life Policy. An Estate Protection Rider may also be added to the Survivorship Life Policy, subject to underwriting.

RISK SUMMARY

INVESTMENT RISK

Investment Options. This Policy is designed for Death Benefit protection and long term asset growth. This Policy is not a short-term savings vehicle. You bear the risk that the investment performance of any Investment Options you select will be unfavorable and that the Policy Account Value will decrease. You could lose everything you invest. A comprehensive discussion of the risks of each underlying Fund may be found in the Fund's prospectus.

Fixed Account. We credit premiums you allocate to the Fixed Account with interest at a fixed rate. You bear the risk that the rate may decrease, although it will never be lower than the guaranteed rate stated in your Policy Schedule. In addition, because the Fixed Account interest rate is set for as long as 15 months, during periods of rising general interest rates you may earn less competitive rates in the Fixed Account than in variable or shorter-term instruments. Finally, the Fixed Account is subject to our claims-paying ability.

RISK OF LAPSE

If your Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy will be in Default. The Cash Surrender Value may decline for several reasons, including negative investment performance, the Policy's regular monthly charges, and any Partial Withdrawals or Loans you take out. We will notify you of any Default and explain that your Policy will lapse, that is, terminate without value, unless you make sufficient premium payments during the 61-day Grace Period. You may reinstate a lapsed Policy if you meet certain requirements.

CREDIT RISK

As with any life insurance policy, the Death Benefit guarantees, rider guarantees and Fixed Account obligations depend on our ability to make payments. You are encouraged to review our financial statements, which are updated annually and available upon request in the Statement of Additional Information.

TAX RISKS

We believe, but do not guarantee, that the Policy should be considered a life insurance policy under Federal tax law. This means that, if you do not take out a Loan, Partial Withdrawal or Surrender, you should not be deemed to have received any distributions or income from the Policy Account Value for federal tax purposes. Moreover, the Beneficiaries should be able to exclude the Insurance Proceeds from their gross incomes, and generally should not have to pay income tax on these proceeds. Estate taxes may, however, apply. In the event the Policy were determined not to be a life insurance policy for Federal tax purposes, however, you may be considered to be in constructive receipt of Policy Account Value, with uncertain tax consequences, and the Insurance Proceeds may be treated as taxable income to the Beneficiary.

Distributions from the Policy may be treated in two ways. If you pay premiums in excess of certain tax guidelines, the Policy may be treated as a Modified Endowment Contract ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then distributions from surrenders, withdrawals and Loans will be taxable as ordinary income to the extent there are earnings in the Policy, and taxable amounts withdrawn prior to the Owner's age 59 1/2 may also be subject to a 10% IRS penalty. If the Policy is not a MEC, these distributions generally will be treated first as a return of basis or investment in the Policy and then as taxable income, and generally will not be subject to the 10% IRS penalty.

Existing tax laws that benefit this Policy may be changed at any time.

You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

PARTIAL WITHDRAWAL RISK

Partial Withdrawals increase the risk of lapse and reduce the Policy Account Value, Cash Surrender Value and Insurance Proceeds.

Partial Withdrawals may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

LOAN RISKS

A Policy Loan may reduce benefits, increase costs, and increase the risk of lapse.

First, if you take a Policy Loan, we will transfer the Loan amount from the Investment Options or Fixed Account, into the Loan Collateral Account. This reduces the Cash Surrender Value and Insurance Proceeds while the Loan is outstanding.

Second, a Policy Loan, whether or not repaid, will affect Policy Account Value and Cash Surrender Value over time, because the amounts held in the Collateral Account will not participate in the Investment Options or Fixed Account while the Loan is outstanding.

Third, you will pay interest on Loan balances while the Loan is outstanding.

Fourth, a Policy Loan increases the risk of lapse by reducing the Cash Surrender Value while the Loan is outstanding.

Policy Loans may also result in adverse tax consequences. You should consult a qualified tax advisor for assistance in all Policy-related tax matters. See "Federal Tax Considerations."

RISK/BENEFIT SUMMARY: FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender the Policy, or transfer assets between the Funds.

TRANSACTION FEES
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Taxes[1]	Upon any premium payment	0% - 3.5% of premium payment, based on applicable state tax rate
Sales Charges (Loads)	N/A	None
Surrender/Withdrawal Charges	N/A	None
Exchange Fees[2]	Upon Investment Option exchanges above 12 per year	Up to $20 (Not currently charged)
Fidelity VIP Sector Funds' Short-Term Redemption Fee[3]	Upon redemptions from Funds within 60 days after purchase (including Exchanges)	1% of amount redeemed

1 Premium taxes vary from jurisdiction to jurisdiction, and are subject to change in the event of a change in applicable tax rate. No premium tax is deducted in jurisdictions that impose no premium tax. We currently deduct only state premium taxes, and not local premium taxes. We may begin charging for local premium taxes in the future, but will only do so after providing written notice to Owners. See "Premium Tax Charge," below.

2 You may generally make Investment Option exchanges on up to 12 business days per calendar year free of charge.

3 Investments in the Fidelity VIP sector funds exchanged or withdrawn in less than 60 days will be assessed a 1% redemption fee by the Fund, which is retained by the Fund.

The following table describes the fees and expenses that you will pay periodically during the time that you own a Single Life Policy, not including the underlying Funds' fees and expenses.

SINGLE LIFE POLICY PERIODIC CHARGES (OTHER THAN THE FUNDS' OPERATING EXPENSES)
CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED
MANDATORY CHARGES
Cost of Insurance[4] (per $1000 of Net Amount at Risk)	Monthly
Minimum Maximum Representative Insured (45-year-old male nonsmoker, preferred class, $1 million Face Amount policy)		Minimum: $0.029 per $1000 Maximum: $83.33 per $1000 Representative: $0.0625 per $1000 (first ten years)
Policy Charge	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually Years 21+: 0.40% annually
RIDER CHARGES (OPTIONAL)
Children's Term Rider	Monthly	$5

Total Disability Waiver of Monthly Deductions Rider

(per $1.00 of Monthly Deduction Waiver)[4]

  Minimum
  Maximum
  Representative Insured

(45-year-old male nonsmoker, preferred class,
$1 million Face Amount policy)

	Monthly	Minimum: $0.03 per $1 Maximum: $0.362 per $1 Representative: $0.064 per $1
Total Disability Premium Payment Rider (per $1.00 of Monthly Premium Payment)[4] Minimum Maximum Representative Insured (45-year-old male nonsmoker, preferred class, $1 million Face Amount policy)	Monthly	Minimum: $0.025 per $1 Maximum: $0.20 per $1 Representative: $0.039 per $1
POLICY LOAN INTEREST RATES (Loans are optional; for details, see "Loans") Charged on Loan Balance Credited on Loan Collateral Account	Annual Rates	All Policy Years: 6% Policy Years 1-10: 4% Policy Years 11+: 5.75%

4 The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charge shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please contact 1-888-343-5433. "Net Amount at Risk" is the Death Benefit less the Policy Account Value, and reflects the insurance company's financial risk in the event of the Insured's death. See "Charges and Deductions."

The following table describes the fees and expenses that you will pay periodically during the time that you own a Survivorship Life Policy, not including the underlying Funds' fees and expenses.

SURVIVORSHIP LIFE POLICY PERIODIC CHARGES (OTHER THAN THE FUNDS' OPERATING EXPENSES)
CHARGES	WHEN DEDUCTED	AMOUNT DEDUCTED
MANDATORY CHARGES
Cost of Insurance[5] (per $1000 of Net Amount at Risk)	Monthly
Minimum Maximum Representative Insureds (55 year old male nonsmoker, preferred class, and 50 year old female nonsmoker, preferred class)		Minimum: $0.0001 per $1000 Maximum: $83.33 per $1000 Representative: $0.025 per $1000
Unit Charge (per $1000 of Face Amount or Face Amount Increase)	Monthly for 36 months after Issue or Face Amount Increase	$0.05 per $1000 (current charge) $0.10 per $1000 (guaranteed maximum charge)
Policy Charge	Monthly	$5
Mortality and Expense Risk Charge (charged on and deducted from Investment Options ONLY)	Daily based on annual rates	Years 1-20: 1.00% annually Years 21+: 0.40% annually
RIDER CHARGES (OPTIONAL)
Estate Protection Rider	N/A	None

Total Disability Premium Payment Rider

(Per $1.00 of Monthly Premium Payment) (Single Insured Rate: charges apply to each Insured selected for coverage)[5]

  Minimum
  Maximum
  Representative Insured

(55 year old male nonsmoker, preferred class)

	Monthly	Minimum: $0.025 per $1 Maximum: $0.204 per $1 Representative: $0.072 per $1
POLICY LOAN INTEREST RATES (Loans are optional; for details, see "Loans") Charged on Loan Balance Credited on Loan Collateral Account	Annual Rates	All Policy Years: 6% Policy Years 1-10: 4% Policy Years 11+: 5.75%

5 The Cost of Insurance and Disability Rider costs vary based on individual characteristics. The Cost of Insurance charge or other charge shown in the table may not be representative of the charge that a particular Owner will pay. For more information about the particular Cost of Insurance or other charges that may apply to your specific situation, please contact 1-888-343-5433. "Net Amount at Risk" is the Death Benefit less the Policy Account Value, and reflects the insurance company's financial risk in the event of the Insureds' death. See "Charges and Deductions."

The next item shows the current minimum and maximum total annual operating expenses charged by the Funds that you may pay periodically during the time you own the Policy. These expenses are deducted from Fund assets, and include management fees and all other expenses. Fund operating expenses are subject to change. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

FUNDS' OPERATING EXPENSES
	Minimum	Maximum
FUNDS' TOTAL ANNUAL OPERATING EXPENSES (as a percentage of assets)	0.29%	1.87%

General Description of Policy

The Policy belongs to you, the Owner(s) named in the Application or in a later valid assignment or transfer. While any Insured is living, the Owner(s) may exercise all of the rights and options described in the Policy.

A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership. If there are two Owners, both Owners must act together to change Beneficiaries, change the Death Benefit, or to request payment transactions, such as Surrenders, Partial Withdrawals, Loans and Accelerated Benefit payments. Either Owner may exercise other Policy rights, consistent with our then-current procedures.

PURCHASING A POLICY

We offer the Policies only in states in which we have obtained the necessary approval. To purchase a Policy, you must submit a completed Application to us at our Home Office. The minimum initial Face Amount is $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. The Single Life Policy is available if the Insured is between the Issue Ages of 0-85, and the Survivorship Life Policy is available only if both Insureds are between the Issue Ages of 21-90. We may permit exceptions to these rules in some cases.

We must receive evidence of insurability, usually including a medical examination of each named Insured, that satisfies our underwriting standards before we will issue a Policy. If any proposed Owner is not also an Insured, we may also require evidence that the proposed Owner and/or the Beneficiaries have insurable interests, consistent with applicable law, in the life of each Insured. We reserve the rights to modify our underwriting requirements at any time, and to reject an Application for any reason permitted by law.

Insurance coverage under the Policy will take effect on the Policy Date stated in your Policy, provided all of the following three conditions are met: (1) when we issue the Policy to you, each proposed Insured is alive and in the same condition of health as described in the Application, (2) the Minimum Initial Premium has been paid (see "Minimum Initial Premium," below), and (3) the Application and any other forms we require have been completed and returned to our Service Center. The printed Policy, together with the Application and other materials you may submit, and any riders, endorsements or amendments attached to the Policy will constitute the entire Policy. Only the President, Secretary or Assistant Secretary of FILI will have the power to change the Policy or waive any Policy provision on our behalf.

In certain states, we may in our discretion issue a Conditional Receipt prior to issuance of a Single Life Policy. Any premiums paid prior to issuance will be held in a non-interest bearing suspense account during the underwriting process. If the Insured dies before we issue a Single Life Policy, we will generally refund the premium payment amount evidenced by the Conditional Receipt. We will, however, pay the Insurance Proceeds in the event of the death of the Insured prior to issuance of a Single Life Policy, if, and only if: (a) we receive evidence of the Insured's insurability as of the date of the Application that is acceptable to us; and (b) this evidence shows that the Insured qualified for our Standard Underwriting Class or a higher class when the Conditional Receipt was issued.

FREE LOOK PERIOD

The law of the state in which your Policy is issued or delivered provides you with the right to cancel the purchase of your Policy for a limited period of time. The period varies by state, but is never less than ten days from the day you receive your Policy. We assume it will take five days from the day we mail the Policy until you receive it.

In some states the length of the free look period may be different depending on the source of funds, the age of the purchaser, or for some other reason.

If state law requires that we return your initial premium payment without adjustment for investment experience during all or a portion of the free look period, then during this period all net premiums will be placed in the Fidelity VIP Money Market Fund. At the close of the Valuation Day in which this period expires, we will transfer your money to the Funds and/or to the Fixed Account as you specify in the Application process or in any later instructions you give us.

To cancel the purchase of your Policy, return it to our Service Center before the end of the free look period, together with a written cancellation request. You may not do this by telephone, fax or through the Internet. If you cancel the Policy during the Free Look Period, the Company will refund: your Premium payments without adjustment for investment performance only if required by state law; otherwise the value of your Premium payments adjusted for the investment performance of the Investment Options you selected, as of the date the notice of cancellation is received. A cancelled Policy will be considered void from the beginning.

SELECTING AND CHANGING THE BENEFICIARY

The Beneficiaries are those persons properly shown in the Company's records as being Beneficiaries on the date of death of the Insured for a Single Life Policy, and the date of death of the last surviving Insured for a Survivorship Life Policy. The Beneficiaries will receive the Insurance Proceeds after the death of all Insured(s). You name Beneficiaries initially in the Application. You may change Beneficiaries in accordance with our procedures at any time while an Insured is alive, as described below.

You may designate Beneficiaries as Primary and Contingent. These designations are described below. You may also request alternate forms of beneficiary designation, subject to our acceptance. We reserve the right to reject any beneficiary designation we deem to be unadministrable.

You can designate several Primary or several Contingent Beneficiaries. The Primary Beneficiaries that survive all Insured(s) share in any Insurance Proceeds. Shares will be equal, unless you provide otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive.

If no Primary Beneficiary survives all Insured(s), then the surviving Contingent Beneficiaries will share the Insurance Proceeds. Each Contingent Beneficiary will receive an equal share of the Insurance Proceeds, unless you have instructed us otherwise in the Application or in a written notice received in good order at our Service Center while an Insured is alive. No Contingent Beneficiary will receive any Insurance Proceeds unless all of the Primary Beneficiaries die before the death of the last surviving Insured.

If you designate Beneficiary shares, your instructions must specify each share as a whole number percentage. If the total does not equal 100% for the class receiving payment (Primary or Contingent), each Beneficiary's share will be determined by using a fraction, the numerator of which is the stated percentage for the Beneficiary, and the denominator of which is the total of the percentages for the Beneficiaries who will receive payment.

If all named Beneficiaries die before the death of the last surviving Insured, we will pay the Insurance Proceeds to any surviving Owner(s). If no Owner survives, we will pay the estate of the last surviving Owner.

The consent of each irrevocable Beneficiary, if any, is needed to exercise any Policy rights except changing the amount or timing of Premiums, reinstating the Policy, changing Premium allocations, and exchanging among Investment Options and the Fixed Account.

You can change any Beneficiary, other than an irrevocable Beneficiary, while an Insured is alive by providing us with written notice, in a form acceptable to us. We reserve the right to reject any Beneficiary designation that we deem to be not adminstrable, and may in our discretion require evidence that the proposed Beneficiary has an insurable interest, consistent with applicable law, in the life of each Insured. Any Beneficiary change is effective as of the date we receive your written notice in good order. We are not liable for any payment or other actions we take consistent with valid Beneficiary designations we have on file at the time of the payment or action.

A Beneficiary generally may not pledge, commute, or otherwise encumber or transfer payments under the Policy before they are due.

DEATH OF OWNER

If you, the Owner, are not an Insured and if you die while an Insured is still alive, ownership of the Policy will generally pass to your estate. If you are the Insured under a Single Life Policy or the second Insured to die under a Survivorship Life Policy, we will pay Insurance Proceeds upon your death as described below under "Death Benefit."

TRANSFERRING OWNERSHIP AND ASSIGNING POLICY RIGHTS

Any Owner may request to transfer his or her ownership interest of the Policy to a new Owner by providing a written notice to us at any time while an Insured is alive. If you transfer ownership, your ownership rights terminate and the new Owner will succeed to all of your rights under the Policy. Transferring ownership does not change the Beneficiary, and all such transfers are subject to any outstanding Policy Loan.

You may also request to assign specific Policy rights to a creditor as collateral for a new or pre-existing obligation. Such an assignment does not cause a change of ownership, but your ownership rights and the interests of any Beneficiary will be subject to the assignment. Assignments of rights are subject to any outstanding Policy Loan. We may require the written consent of a collateral assignee to exercise certain Policy rights, such as surrenders, withdrawals, Loans and the Accelerated Benefit.

We may in our discretion require evidence that any proposed transferee or assignee has an insurable interest, consistent with applicable law, in the life of the Insured, and we may refuse a request for a transfer of ownership or for an assignment for any reason as permitted or required by law.

With respect to ownership transfers or assignments of Policy rights, we are not:

  bound by any ownership transfer or assignment unless and until we receive a written notice of the transfer or assignment in good order at our Service Center;
  responsible for the validity of any ownership transfer or assignment or determining the extent of an assignee's interest; or
  liable for any payment we make before we receive written notice of the transfer or assignment at our Service Center; or
  bound by an ownership transfer to more than one person, except for transfers to married couples and to unmarried individuals where required by law.

Transferring ownership of the Policy or assigning Policy rights may have tax consequences. See "Tax Treatment." You should consult a qualified tax advisor before making any transfer or assignment.

OTHER BENEFITS AND RIDERS

PLEASE NOTE: "Benefits" are included with each Policy for no additional charge. "Riders" are separate forms that can be added to your Policy, usually for additional costs, to provide additional insurance benefits that do not vary with your Policy's value. You must generally apply for Rider coverage when you apply for the Policy itself. We may decline or limit Rider coverage in accordance with our underwriting standards or for any reason permitted by law. Riders may not be available in all states.

The Benefit and Rider descriptions below are summaries only; you should review the Benefit and Rider forms themselves for more complete terms and conditions.

1. SINGLE LIFE POLICY BENEFIT AND RIDERS

  Accelerated Benefit. This benefit allows you to request partial payment of the Insurance Proceeds as a living benefit if the Insured is diagnosed with a terminal illness and is expected to live less than 12 months. We may require evidence of the terminal illness, as defined in the Benefit, before making payment. The amount available as a benefit is up to fifty per cent (50%) of the Net Amount at Risk (Death Benefit less Policy Account Value), up to a maximum of $250,000. We place a lien against the Insurance Proceeds equal to the amount of the Accelerated Benefit payment, plus interest at an annual rate of six per cent (6%) from the date of Accelerated Benefit payment until the time of death; the lien has the effect of reducing the Insurance Proceeds payable at death. After a payment of this benefit, we will continue to make Monthly Deductions based on the entire Net Amount at Risk. A payment of this benefit will not affect the Policy Account Value, Cash Surrender Value or Policy Loans. This benefit is included as part of your Single Life Policy for no additional charge.

Receipt of Accelerated Benefit payments may have tax consequences. You should consult a qualified tax advisor before requesting any Accelerated Benefit payment

  Children's Term Rider. This Rider provides $10,000 term life insurance coverage on each of the Insured's children named in the Application and on each child later born to or adopted by the Insured. Coverage initially applies to each child over 14 days and under 18 years old while the Rider is in effect, and terminates on the earlier of the Insured's age 65 or as each child turns age 25. You can apply for this Rider at the time of Application for the Policy or at the birth or legal adoption of the first child of the Insured. See the Rider for complete details of the coverage.
  Total Disability Riders. You can choose one of two total disability riders, as long as the Insured is at least 18 and under 65 when the Policy is issued.

Total Disability Premium Payment Rider. This Rider provides that during periods of the Insured's total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of the one-twelfth (1/12) of the Planned Annual Premium or $2,500 per month, as a premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met.

Total Disability Waiver of Monthly Deductions Rider. This Rider provides that during periods of the Insured's total disability, as defined in the Rider, Monthly Deductions under this Policy will be waived while total disability continues and other requirements are met.

Limitations On Both Total Disability Riders. If the Insured's total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured's age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured's age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured's age 60, the benefits will continue as long as the Insured remains totally disabled. You can only elect one of the two Total Disability Riders. We reserve the right to require evidence of the disability before making payment under these Riders, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.

2. SURVIVORSHIP LIFE POLICY RIDERS

  Total Disability Premium Payment Rider(s). This Rider can be purchased for either or both Insureds. It provides that during periods of the named Insured's total disability, as defined in the Rider, we will pay a Disability Benefit Amount of up to the lesser of one-twelfth (1/12) of the Planned Annual Premium or $2500, as a premium to this Policy on each monthly Policy Processing Day while total disability continues and other requirements are met. If the Insured's total disability begins at age 65 or later, no benefits will be paid. If the total disability begins on or after the Insured's age 63 but before 65, benefits may continue for up to two years. If the total disability begins on or after the Insured's age 60 but before 63, benefits may continue until up to age 65. If the total disability begins before the Insured's age 60, the benefits will continue as long as the Insured remains totally disabled. We reserve the right to require evidence of the disability before making payment under this Rider, and on an ongoing basis while disability continues. See the Rider(s) for complete details of the coverage.
  Estate Protection Rider. This Rider provides a limited additional term life insurance benefit in the event that both Insureds die during the first four (4) Policy Years. See the Rider for complete details of the coverage.

PREMIUMS, POLICY ACCOUNT VALUES AND INVESTMENT OPTION VALUES

1. PREMIUMS

The Policy is a flexible premium policy. This means that, subject to certain requirements described below, you may decide when to make premium payments and in what amounts.

  Minimum Initial Premium

You must make a Minimum Initial Premium payment in order for coverage to take effect. Your Minimum Initial Premium amount will be at least: the Planned Annual Premium Payment if you have selected an annual payment schedule; one-half the Planned Annual Premium if you have selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months' worth), if you have elected a monthly payment schedule using automatic electronic funds transfer (EFT). We calculate the Minimum Initial Premium based on several factors, including your choice of Face Amount, the Insured's age, sex (in most states) and underwriting classification, and any Riders selected.

  Subsequent Premium Payments

After you pay the first premium, you can pay subsequent premiums at any time. Each subsequent premium payment must be at least $50.

When the Policy is issued, we will provide you with a Planned Premium Payment Schedule reflecting your choice of an annual or semiannual payment schedule, or a monthly payment schedule if you make payments under our EFT (electronic funds transfer) program. You may select a monthly EFT payment schedule of $100 or more for us to automatically deduct premiums from your bank account, or from your eligible Fidelity mutual fund or brokerage account.

You are not required to pay premiums according to the Planned Premium Payment Schedule. It is your responsibility, however, to pay enough premiums to avoid Lapse of the Policy. For additional information, please see "Lapse and Reinstatement" and "No-Lapse Guarantee," below.

We have the right to limit or refund any premium or portion of a premium, or to request additional written instructions if, in our opinion, (1) the premium would disqualify the Policy as a life insurance contract under the Internal Revenue Code (see "Federal Tax Considerations"); or (2) the premium would make your policy a MEC under the Internal Revenue Code (see "Federal Tax Considerations"); or (3) the premium would increase the Net Amount at Risk, unless you provide us with satisfactory evidence of each Insured's insurability. This could occur if the Death Benefit is based on the Policy Account Value times the applicable Internal Revenue Code factor. See "Death Benefit," below.

If you have an outstanding Policy Loan, you should instruct us whether to credit your payments either as premium payments or as Loan repayments. (See "Policy Loans.") Finally, you may not pay any premiums after the Policy's Extended Maturity date, although you may make Loan repayments after that date. (See "Extended Maturity.")

  Method of Payment

You may pay for the premiums with a personal check drawn on a U.S. bank subject to our approval. We reserve the right to refuse a personal check for any reason. You may also make premium payments by moving money from your Fidelity mutual fund or brokerage account, or under our EFT program. You may also request that we accept proceeds from another life insurance contract in a transaction that qualifies as a tax-free exchange under section 1035 of the Internal Revenue Code. However, if we agree to process a requested 1035 exchange, we are responsible only for actions we take and are specifically not responsible for the performance of the transferring insurance company, for the timing of the transfer or for any adverse tax consequences.

  Purchase Payments Made with Returned Checks or Unfunded Electronic Funds Transfers

If you make a premium payment with a check that is returned to us unpaid due to insufficient funds or for any other reason, or if your premium payment is made by an electronic funds transfer that is later reversed due to lack of funds in the bank account from which the transfer was made or for any other reason, we will: (1) reverse the transaction; and (2) if the reversal results in a loss of more than one thousand dollars ($1000.00) to us, redeem a sufficient number of Investment Option Units at the then-current Unit Values to provide us with an amount equal to the loss. Money will be taken proportionately from all of the Investment Options and the Fixed Account in which you are invested.

If you do not have sufficient value in your Cash Surrender Value, we may take legal action against you to recover any remaining losses we have incurred.

Any redemption we make under this provision may result in a taxable event to you, just as for any other withdrawal.

  Allocating Premiums Among Investment Options and Fixed Account

You choose how to allocate your premium payments among the Investment Options and the Fixed Account, and the percentage to be allocated to each. These options are described below, under "Investment Options and Funds" and "The Fixed Account."

For the initial premium payment, you choose the allocation on the Application or otherwise in writing before the Policy is issued. During the Free Look Period, premiums will be credited as described in "Free Look Period," above. After the Free Look Period, additional net premiums allocated to the Investment Options will be credited to your Policy based on the next computed value of an Investment Option Unit following receipt of your payment at the Service Center. Net premiums allocated to the Fixed Account will be credited under your Policy as of the date of the payment is received at our Service Center.

For subsequent premium payments, you may send allocation instructions to our Service Center in accordance with our then-current procedures. We do not accept instructions by fax or electronic mail. If you make a subsequent Premium payment and do not give us allocation instructions for it, we will allocate it among the Investment Options and the Fixed Account in accordance with your most recent allocation instructions. Any allocation instructions will be effective upon receipt in good order at our Service Center, and will apply only to Premium payments received on or after that date.

Instructions may be expressed in dollars or in percentages. All instructions must be in whole numbers, not decimals or fractions. If you give us instructions that are unclear or incomplete, your Premium payment and any future Premium payments will be allocated to the Money Market Investment Option until we receive instructions that are clear and complete. Instructions may be unclear or incomplete if percentage allocations do not total 100% or for some other reason. In the case of incomplete or unclear instructions, we will not be responsible for changes in unit values or for lost market opportunities.

If you pay premium payments monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of any Premium Payment to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Contract Year. We may discontinue the availability of the Fixed Account for transfers from the Investment Options, or for premium payments, at any time. These limits may vary in certain states; please review your policy for specific terms.

You should immediately verify the accuracy of your transaction confirmations and statements immediately after you receive them. If you find a discrepancy with regard to a particular transaction you should notify the Service Center promptly. We will not be responsible for losses due to unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement with details of the transaction.

2. POLICY ACCOUNT VALUES AND INVESTMENT OPTION VALUES

The Policy Account Value is the starting point for calculating values under a Policy. The Policy Account Value:

  equals the sum of a Policy's Fixed Account value, all Investment Option values, and Loan Collateral Account value;
  is determined on each Valuation Day after the Policy becomes effective; and
  has no guaranteed minimum amount and may be more or less than premiums paid.

The Cash Surrender Value is the Policy Account Value, less any Loan Balance (which includes accrued interest) and unpaid charges due.

For each Investment Option to which you allocate premiums, the Investment Option value is equal to the number of Investment Option units held by the Policy multiplied by the Investment Option's unit value at the end of each Valuation Day. Your Policy's number of units in any Investment Option is the sum of all units purchased with premium payments or exchanges, minus the sum of all units redeemed as a result of transactions you request (including exchanges, withdrawals, surrenders or Loans) and units we redeem for Policy charges or to pay Policy benefits.

The value of each Investment Option's Accumulation Units will be calculated as of the close of business (normally 4:00 p.m. Eastern Time) on each day that there is trading on the New York Stock Exchange ("Valuation Day"). The unit value changes on each Valuation Day based on the Total Return of the Investment Option. The Total Return reflects the investment performance of the Fund in which the Investment Option invests and is net of the asset charges to the Investment Option. Shares of the Funds are valued at their net asset values as described in the Funds' prospectuses. Any dividends or capital gains distributions from a Fund are reinvested in that Fund.

The Policy is "non-participating", meaning there are no dividends. Investment results of the Investment Options are reflected in the Policy Account Value and certain other Policy features.

The investment performance of the Investment Options and underlying Funds, Policy expenses and deduction of charges will affect your Policy Account Value and Cash Surrender Value, and may also affect the amount of your Death Benefit. You bear the entire investment risk for amounts you allocate to the Investment Options. You should periodically review your allocation strategy in light of market conditions and your overall financial objectives.

DEATH BENEFIT AND INSURANCE PROCEEDS

We will pay Insurance Proceeds based on a Death Benefit to the named Beneficiaries: (a) upon satisfactory proof of death of the Insured while a Single Life Policy is in force; or (b) upon satisfactory proof of death of the last surviving Insured (that is, after both Insureds have died) while a Survivorship Life Policy is in force. If all named Beneficiaries die before the Insured, or the last surviving Insured in a Survivorship Life Policy, we will pay the Insurance Proceeds to any surviving Owner(s); if no Owner survives, to the estate of the last surviving Owner.

We will make payment in a lump sum, unless you and we have agreed to a different method of payment. Please contact our Service Center for customer service concerning payment options.

The Insurance Proceeds equal:

  the Death Benefit (described below); minus
  any unpaid monthly charges; minus
  any Loan Balances, including any accrued but unpaid interest; minus any payment made under the Accelerated Benefit, including any accrued but unpaid interest on such a payment.

We calculate the Death Benefit and Insurance Proceeds as of the Valuation Day on or next following: the date of the Insured's death for a Single Life Policy; the date of death of the last surviving Insured for a Survivorship Life Policy. We will transfer the amounts allocated to Investment Options to the Money Market Investment Option upon receipt of notice of such Insured's death, while we review or process a death claim. We will also pay interest on Insurance Proceeds to the extent required by applicable state law.

Once we have received due proof of the Insured's death that is acceptable to us, we will ordinarily pay the Insurance Proceeds to the Beneficiaries within 15 days. These payments may be delayed in the event that we exercise our right to seek additional evidence, see "Policy Validity," below, or in the event of difficulty locating a Beneficiary or determining the correct Beneficiaries.

Upon the payment of Insurance Proceeds, and any additional benefits then due under a Policy Rider, the Policy and all Riders will terminate, except that a Children's Term Rider will continue in force until its termination as described in the Rider.

  SETTING THE DEATH BENEFIT AT PURCHASE

When you apply for a Policy, you will need to make three decisions in order to set the Death Benefit:

(1) Select a Face Amount of insurance coverage.

(2) Choose Death Benefit Option A or Option B, which determine how the Policy Account Value will affect the Death Benefit.

(3) Choose the tax test we will apply to assure that your Policy is considered life insurance under the Internal Revenue Code.

You can request a hypothetical illustration that shows how each of these decisions affects the benefits of the Policy. You may wish to consult a financial planning or tax professional for additional advice.

Face Amount. The Face Amount sets a minimum level for the Death Benefit. You should pick a Face Amount that satisfies your need for insurance and that you can afford.

Death Benefit Options. This Policy provides two Death Benefit Options: Option A and Option B.

Under Option A, the Death Benefit is the greater of:

(1) the Face Amount; or (2) the minimum death benefit under the tax test you select.

Under Option B, the Death Benefit is the greater of:

(1) the Face Amount plus the Policy Account Value; or (2) the minimum death benefit under the tax test you select.

Under either option, the Death Benefit is reset to equal the Policy Account Value on the Extended Maturity date. See "Extended Maturity," below.

If you are comfortable with a fixed Face Amount of insurance coverage and prefer that increases, if any, in Policy Account Value reduce insurance costs, you can choose Option A. Cost of Insurance charges are based on a Policy's Net Amount at Risk, which is the difference between Death Benefit and Policy Account Value. Under Option A, increases in Policy Account Value generally reduce the Net Amount at Risk, while decreases in Policy Account Value generally increase the Net Amount at Risk.

If you prefer to have increases in Policy Account Value, due to premium payments and/or favorable investment performance, reflected in a variable Death Benefit, you can choose Option B. If you choose Option B and your Policy Account Value increases, it will be reflected in an increased Death Benefit; if, however, your Policy Account Value declines, your Death Benefit will decrease. Policy Account Value may decline due to adverse investment experience and/or Policy charges and deductions, if not offset by premium payments.

The amount of the Death Benefit may vary with the Policy Account Value:

(1) Under Option A, the Death Benefit will vary with the Policy Account Value only when the applicable tax test requires that the Death Benefit exceed the Face Amount. This may occur when the Policy Account Value is large in relation to the Death Benefit. (See "Tax Test," below.) The Death Benefit will also vary after the Extended Maturity date. See "Extended Maturity," below.

(2) Under Option B, the Death Benefit will always vary with the Policy Account Value.

Tax Test. In order to be treated as life insurance under federal tax law, the Policy's death benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test. These tests generally impact the Death Benefit when an Owner has a relatively large Policy Account Value in relation to the Face Amount.

You will be asked to specify on your Policy Application whether you choose the Guideline Premium Test (GPT) or the Cash Value Accumulation Test (CVAT), except that if the Insured on a Single Life Policy is 75 years old or more on the Issue Date, the CVAT will automatically apply. The GPT generally gives Owners the ability to minimize insurance costs by maintaining a lower Net Amount at Risk over the life of the Policy. (The Net Amount at Risk is the difference between the Death Benefit and the Policy Account Value, and is the basis for monthly Cost of Insurance charges.) The CVAT, on the other hand, enables an Owner to pay in a greater amount of premium in the early years of the Policy. Once the Policy is issued, you cannot change the tax test. You should consult a qualified tax advisor regarding your choice of tax tests.

Under the GPT, a policy's death benefit will not be less than the Policy Account Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy Account Value by a percentage that decreases over time, are shown in the Table of Death Benefit Factors in your Policy and in the SAI. They are summarized below, based on the Insured's age or, for Survivorship Life Policies, the younger Insured's age, at the start of each Policy Year (for attained ages not shown, percentages decline pro rata each year):

Insured's Attained Age	GPT Corridor Factor	Insured's Attained Age	GPT Corridor Factor
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

Under the CVAT, the death benefit will not be less than: (a) 1000 times the Policy Account Value, divided by (b) the Net Single Premium Factor per $1000 of Death Benefit. The Net Single Premium Factors vary based on each Insured's sex, underwriting class, age at Issue and Policy Year, and are shown in your Policy.

  CHANGING THE DEATH BENEFIT AFTER PURCHASE

After the first policy year and while the Policy is in force, you may make a written request to change the Face Amount or the Death Benefit option or both. Any such change may affect the Net Amount at Risk over time, which would affect the monthly Cost of Insurance charge. We reserve the right to discontinue allowing such changes.

We generally do not permit more than one such change in any 12 month period, and we do not permit changes while benefits are being paid under any Disability Rider. We reserve the right to reject any change that may, in our opinion, result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. We also reserve the right to require additional written instructions from you in the event that the requested change may, in our opinion, make your policy a MEC under the Internal Revenue Code. A change of Face Amount or Death Benefit Option may have unfavorable tax consequences. You should consult a qualified tax advisor before making any change to the Face Amount or the Death Benefit.

In order to request a change of your Face Amount or Death Benefit Option, you must submit a written request. If you request an increase in Face Amount or a change in Death Benefit option which, in our opinion, increases our insurance risk, you must also provide additional evidence of the Insured's insurability, as well as any additional paperwork we may require, to our Service Center. The effective date of any requested change in your Death Benefit will be the next monthly Policy Processing Day following the date when we approve your request for a change. A Death Benefit option change has the effect of amending your Policy terms, and we will send you new Policy schedule pages to reflect this change.

Increasing the Face Amount. You may request an increase in the Face Amount by submitting a written Application and providing evidence of insurability satisfactory to us at our Service Center.

  The minimum increase is $50,000.
  We will require that, on the effective date of an increase, and taking the increase into account, the Cash Surrender Value be at least equal to the monthly charges then due.
  An increase will be effective on the next Policy Processing Day following the date we approve the change, provided that an Insured is living on that date.
  The total Net Amount at Risk will be affected, which will increase the monthly Cost of Insurance charges.
  Each increase in Face Amount will have its own Underwriting Class and Cost of Insurance Rates as determined at the time of the increase.
  We reserve the right to limit increases in the Face Amount to one increase in any twelve (12) month period.

Decreasing the Face Amount. You may request a decrease in the Face Amount by submitting a written request to decrease the Face Amount, but you may not decrease the Face Amount below the applicable minimum initial Face Amount (generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy). See "Purchasing a Policy," above.

  The minimum decrease is $25,000.
  Any decrease will be effective on the next Policy Processing Day following the date we approve your request.
  To apply the decrease, we will first reduce any increases in the Face Amount, starting with the most recent. Then we will reduce the initial Face Amount.

A decrease in Face Amount generally will decrease the Net Amount at Risk, on which the Cost of Insurance charges are based. For purposes of determining the Cost of Insurance charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to the Policy's Net Amount at Risk may increase. See "Cost of Insurance," below.

Changing Death Benefit from Option A to Option B. In order for us to approve a change from Option A to Option B:

  The Policy must be in force;
  The current Face Amount must be greater than the minimum Death Benefit required by section 7702 of the Internal Revenue Code; and
  The change must not reduce the Face Amount below the minimum Face Amount we require to issue a Policy.

If we approve a request from Option A to Option B, the following will occur:

  We first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and finally the initial Face Amount) by the Policy Account Value;
  The Death Benefit will not change on the effective date of the change, but thereafter the Death Benefit will vary daily with changes in Policy Account Value;
  The Face Amount will be the Net Amount at Risk and will generally remain level after the change. This means there may be a relative increase in the Cost of Insurance charges, which are based in part on Net Amount at Risk, as the Insured ages, because increases in Policy Account Value, if any, will not reduce the Net Amount at Risk;
  If you also request that the Face Amount stay the same after the change, the change will increase the Net Amount at Risk and the Monthly Deduction applied to your Policy Account Value.
Example:
Change Death Benefit From Option A to Option B	Option A (Before Change)	Calculation: Subtract Policy Account Value	Option B (After Change)
Face Amount	$ 300,000	-$ 50,000	$ 250,000
Policy Account Value	$ 50,000		$ 50,000
Death Benefit	$ 300,000		$ 300,000

Changing Death Benefit from Option B to Option A. In order for us to approve a change from Option B to Option A, the Policy must be in force.

If we approve a request from Option B to Option A, the Face Amount will be increased by the Policy Account Value on the effective date of the change.

Example:
Change Death Benefit From Option B to Option A	Option B (Before Change)	Calculation: Add Policy Account Value	Option A (After Change)
Face Amount	$ 250,000	+$ 50,000	$ 300,000
Policy Account Value	$ 50,000		$ 50,000
Death Benefit	$ 300,000		$ 300,000
  POLICY VALIDITY

Contestability and Suicide provisions vary according to requirements of state law. This section describes FILI's basic policy terms, but you should review your policy for the specific terms.

Except for Policy Lapse, we will not contest the validity of a Policy after it has been in force during the Insured's life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years continuously from the Issue Date and for 2 years after any Policy reinstatement, or a shorter period if required by state law. Similarly, we will not contest the validity of a Death Benefit change requiring underwriting (i.e., an increase in Face Amount or a change from Death Benefit Option A to Option B) after such change has been in force during the Insured's life, or the lifetime of the last surviving Insured for a Survivorship Life Policy, for two years, or a shorter period if required by state law. If we wish to contest the validity of a Survivorship Life Policy based on a material misrepresentation concerning the first Insured to die, we will notify you within 12 months after we have received proof of that Insured's death.

If a Policy, or a change in Death Benefit requiring underwriting, has been in force less than two years, or if a reinstated Policy has been in force less than two years from the date of reinstatement, we can contest the validity of the Policy or Death Benefit change on the grounds of any misrepresentation of a material fact in the applicable Policy, reinstatement or Death Benefit change application.

We reserve the right to obtain evidence of the fact, manner and cause of death of any Insured, including the first Insured to die under a Survivorship Policy. You and your Beneficiaries agree to provide us with reasonably timely notice of the death of each Insured, including the first Insured to die in the case of a Survivorship Life Policy, so that our rights are not prejudiced by delay.

If an Insured whether sane or insane dies by suicide within two years after the Issue Date or within 2 years of any Policy Reinstatement, or within the maximum period permitted by state law, if less, the following will occur:

  a Single Life Policy will terminate;
  a Survivorship Life Policy will terminate upon the suicide of either Insured during the time period if permitted by state law; otherwise the Policy will terminate only upon the suicide of the second Insured to die within the time period.

If a Policy terminates due to a suicide, our liability will be limited to the premiums paid for the Policy, less loans and withdrawals.

If an Insured whether sane or insane dies by suicide within two years after a change in Death Benefit requiring underwriting, or within the maximum period permitted by state law, if less, our liability will be limited to the Insurance Proceeds that would have been payable if the change had not taken effect, plus any additional Cost of Insurance charges taken as a result of the change.

If the age or, in most states, sex of an Insured is misstated in the Policy Application, the following will occur:

  if we discover the misstatement while any Insured is living, we will retroactively adjust the Policy Account Value and the Cash Surrender Value to reflect the Monthly Charges that would have applied if the Policy had correctly stated the age and sex of each Insured;
  if we discover the misstatement after the death of the Insured in a Single Life Policy or after the death of both Insureds under a Survivorship Life Policy, we will change the Face Amount, Death Benefit and Insurance Proceeds, as well as any death benefit payable under any Riders, to reflect the amount that would be purchased by the most recent deductions for the cost of insurance and applicable Riders, applying each Insured's correct age and sex.

Any modifications or waiver of our rights under a Policy are valid only if they are in writing and signed by the President, Secretary, or Assistant Secretary of FILI. We may modify the Policy to the extent necessary or appropriate to conform to applicable law, to assure continued qualification of the Policy as a life insurance Policy under Federal tax laws, or to reflect a change in the operation of the Variable Account. We will send you an endorsement to the Policy to reflect any such modifications.

EXTENDED MATURITY

A Single Life Policy Extended Maturity begins on the Policy Anniversary nearest the Insured's 100th birthday. A Survivorship Life Policy Extended Maturity begins on the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured. At this time:

  we will discontinue Monthly Deductions;
  the Death Benefit will be converted to, and thereafter be defined as, the Policy Account Value, without regard to the Face Amount or Death Benefit Option chosen;
  we will not accept any new Premiums or make new or additional Policy Loans;
  any Policy Loans will continue in place and interest will continue to accrue unless and until the Loans are repaid; and
  the Owner retains all other rights under the Policy.

The tax consequences of continuing the Policy during Extended Maturity are not clear. You should consult a qualified tax advisor if you intend to do so.

Florida Residents: This Extended Maturity feature is not available in Florida. For Florida Residents, the Single Life Policy will mature on the Policy Anniversary nearest the Insured's 100th birthday, if the Insured is still living on that day. Upon maturity, the Policy will terminate and we will pay the Cash Surrender Value to the Policy Owner and retire any Policy Loan by retaining the balance in the Loan Collateral Account. The Survivorship Life Policy will mature on the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, if the surviving Insured still living on that day, even if the younger Insured is not the surviving Insured. Upon maturity, the Policy will terminate and we will pay the Cash Surrender Value to the Policy Owner and retire any Policy Loan by retaining the balance in the Loan Collateral Account.

Facts About the Insurance Company, Variable Account, Investment Options
and Fixed Account

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

Fidelity Investments Life Insurance Company ("we" or "FILI") issues the Policy, and is obligated to pay all amounts promised under the Policy. FILI's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at 82 Devonshire Street, Boston, Massachusetts 02109.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Life Account I ("Variable Account") is a separate investment account of FILI, and was established on July 22, 1987. It is used to support the variable universal life policies described herein. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). The Variable Account's financial statements appear in the Statement of Additional Information. The Variable Account is divided into subaccounts ("Investment Options").

Income, gains, and losses credited to, or charged against, an Investment Option reflect the Investment Option's own investment performance and not the investment performance of our other assets. We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, and may not be charged with liabilities from any other business we conduct. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all amounts promised under the Policy.

INVESTMENT OPTIONS AND FUNDS

There are currently twenty-six Investment Options in the Variable Account. Each Investment Option invests exclusively in a single Fund. Each Fund is part of a trust that is registered with the SEC as an open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC. Each Fund's assets are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are different from those of the other Funds. Thus, each Fund operates as a separate investment fund, and the income and losses of one Fund have no effect on the investment performance of any other Fund.

The following table describes the Funds' investment objective and lists each Fund's investment adviser or principal sub-adviser. This information is just a summary for each underlying Fund. There is, of course, no assurance that any Fund will meet its investment objective. You should read the Fund's prospectus for more information about that particular Fund.

Fund	Investment Objective	Investment Adviser or any Sub-Adviser
FIDELITY
VIP Money Market	Seeks high level of current income consistent with the preservation of capital and liquidity	Fidelity Management & Research Company
VIP Equity-Income	Seeks reasonable income while also considering capital appreciation	Fidelity Management & Research Company
VIP Growth	Seeks to achieve capital appreciation	Fidelity Management & Research Company
VIP Asset ManagerSM	Seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments	Fidelity Management & Research Company
VIP Investment Grade Bond	Seeks high level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
VIP Index 500

Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500®, while keeping transaction costs and other expenses low

Geode Capital Management, LLC
VIP Asset Manager: Growth®	Seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments	Fidelity Management & Research Company
VIP Contrafund®	Seeks long-term capital appreciation	Fidelity Management & Research Company
VIP Growth & Income	Seeks high total return through a combination of current income and capital appreciation	Fidelity Management & Research Company
VIP Growth Opportunities	Seeks to provide capital growth	Fidelity Management & Research Company
VIP Balanced	Seeks both income and capital growth	Fidelity Management & Research Company
VIP Mid Cap	Seeks long-term growth of capital	Fidelity Management & Research Company
VIP Consumer Industries	Seeks capital appreciation	Fidelity Management & Research Company
VIP Cyclical Industries	Seeks capital appreciation	Fidelity Management & Research Company
VIP Financial Services	Seeks capital appreciation	Fidelity Management & Research Company
VIP Health Care	Seeks capital appreciation	Fidelity Management & Research Company
VIP Natural Resources	Seeks capital appreciation	Fidelity Management & Research Company
VIP Technology	Seeks capital appreciation	Fidelity Management & Research Company
VIP Telecommunications & Utilities Growth	Seeks capital appreciation	Fidelity Management & Research Company
MORGAN STANLEY
Emerging Markets Debt	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.	Morgan Stanley Asset Management
Emerging Markets Equity	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Asset Management
Global Value Equity	Seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world including U.S. issuers	Morgan Stanley Asset Management
International Magnum	Seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries	Morgan Stanley Asset Management
CREDIT SUISSE
International Focus	Seeks long-term capital appreciation by investing in equity securities of issuers from at least three foreign countries	Credit Suisse Asset Management, LLC
Global Post-Venture Capital	Seeks long-term growth of capital by investing in equity securities of U.S. and foreign companies considered to be in their post-venture capital stages of development	Credit Suisse Asset Management, LLC
Small Cap Growth	Seeks capital growth by investing in equity securities of small U.S. growth companies	Credit Suisse Asset Management, LLC

Important You will find more complete information about the Funds, including the risks associated with each Fund, in their respective prospectuses. You should read them in conjunction with this prospectus. You can obtain a prospectus for any underlying Fund by calling 1-888-FIDLIFE (1-888-343-5433).

VOTING RIGHTS

We currently vote shares of the Funds owned by the Variable Account according to your instructions. However, if the 1940 Act or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

We calculate the number of shares that you may instruct us to vote by dividing your Policy Account Value in an Investment Option by the net asset value of one share of the corresponding Fund. Fractional votes are counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting we will send you material by mail for providing us with your voting instructions.

If we do not receive your voting instructions in time, we will vote the shares in the same proportion as the instructions we receive from other Owners. We will also vote in the same proportionate manner any shares we hold in the Variable Account that are not attributable to Owners.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of a Fund, or result in the approval or disapproval of an investment advisory contract.

Under federal regulations, we may also disregard instructions to vote for Owner-initiated changes in investment policies or the investment adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

RESOLVING MATERIAL CONFLICTS

The Fidelity Funds are available to separate accounts of insurance companies offering variable annuity contracts and variable life insurance policies issued by other insurance companies, as well as to our Variable Account and other separate accounts we may establish. The Other Funds may be offered to qualified plans as well as to insurance company separate accounts.

Although we do not anticipate any disadvantages due to these arrangements, there is a possibility that a material conflict could arise between the interest of the Variable Account and one or more of the other separate accounts or qualified plans that hold shares of the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Owners and those of other insurance companies, or for some other reason. In the event of a conflict, we will take any steps necessary to protect our Owners and their Beneficiaries.

CHANGES IN INVESTMENT OPTIONS

We may make additional Investment Options available to you from time to time. These Investment Options will invest in mutual funds that we find suitable for the Policies.

We also have the right to eliminate Investment Options, to combine two or more Investment Options, or to substitute a new mutual fund for the mutual fund in which an Investment Option invests.

A substitution may become necessary if, in our judgment, a Fund no longer suits the purposes of the Policies. This may happen due to a change in laws or regulations, a change in a Fund's investment objectives or restrictions, because the Fund is no longer available for investment, or for some other reason. We would obtain any required SEC and other approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

THE FIXED ACCOUNT

Because of exemptive and exclusionary provisions, we have not registered interests in the Fixed Account under the Securities Act of 1933, nor have we registered our general account as an investment company under the 1940 Act. Interests in the Fixed Account are generally not subject to the provisions of those laws, and FILI has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account and our general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account is a portion of our general account. You may allocate a portion of your premium payments or transfer a part of your policy value to the Fixed Account. The value of your interest in the Fixed Account does not fluctuate with the investment experience of our general account or the investment experience of the Investment Options.

We guarantee that money held in the Fixed Account will accrue interest daily at an annual rate that will never be less than the guaranteed rate stated in your Policy Schedule.

When you allocate money to the Fixed Account, we assign an interest rate to that amount. The rate will be guaranteed for a period of time. The length of that period will depend on when you allocate the amount to the Fixed Account.

When the initial guaranteed period ends, we will assign a new rate to that amount, and the new rate will be guaranteed for a period of at least one year. At the end of each guaranteed period we will set a new rate, each time for a period of at least one year.

Different rates may apply to different amounts in the Fixed Account. The rate for a given amount will depend on when that amount was first allocated to the Fixed Account. Also, the interest rate we apply to any particular amount will vary from time to time.

We reserve the right to limit or discontinue at any time the availability of the Fixed Account, both for transfers from the Funds and for Premium Payments. If you attempt to allocate any portion of a premium payment to the Fixed Account in excess of permitted amounts, we will place any excess in the Money Market Investment Option.

You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Value to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Policy year. These limits may vary in certain states; please review your policy for specific terms.

MAKING EXCHANGES AMONG INVESTMENT OPTIONS AND FIXED ACCOUNT

In general, you may make transfers of money ("Exchanges") among the Investment Options and/or the Fixed Account by sending us instructions in writing with your original signature or by calling us. We do not accept instructions by fax, electronic mail or via the internet, or instructions that are not in good order under our then-current procedures.

We do not currently impose any charges when you make Exchanges but we reserve the right to impose a charge if you make Exchanges on more than twelve days during a calendar year. Certain Funds do, however, impose a short-term redemption fee. See "Certain Funds Impose a Short-Term Redemption Fee," below.

Making excessive Exchanges can disrupt the ability of a Fund to achieve its investment objective and increase the Fund's expenses. We may limit the number of days on which you can make Exchanges, but you will always be able to make Exchanges on at least five days each Policy Year and we may limit the number of exchanges permitted. We may also require you to submit your Exchanges by mail.

Your request to make an Exchange may be expressed in terms of dollars, such as a request to move $5,000 from one Investment Option to another. You may also request a percentage reallocation among Investment Options. Percentage requests must be made in whole numbers. You cannot move less than $250 from any Investment Option except that if you have less than $250 in an Investment Option you may move the entire amount.

  Making Exchanges by Telephone

Currently you may make Exchanges by telephone on up to 18 days in each calendar year. You may make Exchanges on additional days only by a letter to our Service Center.

We reserve the right to revise or terminate your ability to make Exchanges by telephone. We also reserve the right to limit the amount of any telephone Exchange or to reject any telephone Exchange.

We will not be responsible for any losses resulting from unauthorized telephone Exchanges if we follow reasonable procedures designed to verify the identity of the caller. We may record telephone calls. You should verify the accuracy of your Exchanges by checking the confirmations and statements we send to you as soon as you receive them. Notify the Service Center immediately if you find any discrepancies. We will not be responsible for losses resulting from unit value changes unless you notify us within ten calendar days from the first time we mail a confirmation or statement containing details of the transaction.

  Use of Market Timing Services

Some Owners desire to use firms or individuals who engage in market timing. Market timing services usually obtain authorization from Owners to make Exchanges among the Investment Options on the basis of perceived market trends. Large Exchanges resulting from market timing activity may disrupt the management of the Funds and become a detriment to other owners of variable life insurance policies or variable annuity contracts who allocate money to the Funds.

To protect Owners not using market timing services, we reserve the right to reject Exchanges communicated to us by anyone acting under a power of attorney on behalf of more than one person. We also reserve the right to reject Exchange instructions we receive from a market timing firm or other third party that any Owner has authorized to make multiple exchanges. We will exercise these rights only if we believe that doing so will prevent harm to other owners of variable life insurance policies or variable annuity contracts. In the event we reject an Exchange without a prior warning, we will promptly notify the party requesting the Exchange of the rejection by telephone, in writing or in the manner the request was made.

  Effective Date of Exchanges Among Investment Options

Any redemption from an Investment Option that is part of an Exchange among Investment Options will be effected as of the end of the Valuation Day in which we receive the request at our Service Center. Generally the purchase of Investment Option Units in other Investment Options with the proceeds of the redemption will occur at the same time. However, if your exchange involves (1) moving from an Investment Option ("Source") that invests in an equity Fund that is in an illiquid position due to substantial redemptions or Exchanges that require it to sell portfolio securities in order to make funds available, and (2) moving to an Investment Option ("Target") that invests in a Fund that accrues dividends on a daily basis and requires federal funds before accepting a purchase order, then there may be a delay in crediting the amount that is moving to the new Investment Option. The delay will last until the Source Investment Option obtains liquidity, or for seven days, whichever is shorter. During this period, the amount to be transferred from the Source Investment Option will remain as a fixed obligation of the Source Investment Option and will not participate in the investment results of either the Source or the Target Investment Option.

  Exchanges To and From the Fixed Account

There is no additional charge for Exchanges to or from the Fixed Account. You can make Exchanges to and from the Fixed Account only in accordance with our then current procedures for such Exchanges and only with our consent. We may discontinue the availability of the Fixed Account for Exchanges from the Investment Options or for premium payments at any time. We also reserve the right to limit the frequency and amount of Premiums allocated to, and Exchanges into, the Fixed Account.

You may currently make one transfer per Policy Year from the Variable Account to the Fixed Account. However, for one year following your last exchange out of the Fixed Account, you may not (1) exchange any portion of your Policy Account Value from the Investment Options to the Fixed Account, or (2) allocate any portion of any premium payment to the Fixed Account. You may generally not allocate more than $20,000 (including transfers) to the Fixed Account during any one Policy Year. You may not allocate more than 25% of your Policy Value to the Fixed Account and you may not make more than one transfer to the Fixed Account during any one Contract Year. If you attempt to make an Exchange into the Fixed Account in excess of permitted amounts, we may reject the entire Exchange. These limits may vary in certain states; please review your policy for terms applicable in your state.

The minimum dollar amount you may Exchange from any Investment Option to the Fixed Account is $250, unless you have less than $250 in an Investment Option. Then you may exchange the entire amount from the Investment Option to the Fixed Account. We will determine in our sole discretion the maximum amount that you can exchange from the Fixed Account.

If you pay premium payments monthly by electronic funds transfer, you will not be able to allocate any of those payments to the Fixed Account.

When you withdraw or exchange amounts out of the Fixed Account the amounts that have been credited to the Fixed Account for the shortest time are withdrawn first. At the end of the first renewal interest guarantee period, after the Policy Issue Date, the amount that may be exchanged for the month of February will be set and will not be less than the minimums specified above. See "The Fixed Account," above.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly exchanges at no charge from either the Money Market Investment Option or the Investment Grade Bond Investment Option (the "Source Option"), but not both, to the other Investment Options you select (the "Destination Options"). You may not, however, select your Source Option or the Money Market Investment Option as Destination Options. Each month you must move at least $250 to each Destination Option then in effect. You may change your Source Option and your Destination Options at any time, by calling us or by sending written notice to our Service Center. Dollar Cost Averaging transactions do not count toward the Policy's limits on the number of Exchanges.

You may select any day of the month from the 1st to the 28th as the day your Dollar Cost Averaging transactions will take place each month. If the New York Stock Exchange is not open on the scheduled day in a particular month, the exchange will take place on the next day the New York Stock Exchange is open for trading.

If your balance in the Source Option on a transfer date is less than the amount to be transferred to the Destination Option(s), we will transfer all the money in the Source Option to the Destination Options proportionately, and your participation in the program will automatically terminate.

You may cancel Dollar Cost Averaging at any time by calling us or sending written notice to the Service Center.

You may not use Dollar Cost Averaging to transfer money to the Fixed Account. You cannot use Dollar Cost Averaging at the same time that you use Automatic Rebalancing, which is described immediately below. We reserve the right to modify or terminate Dollar Cost Averaging.

AUTOMATIC REBALANCING

You can use Automatic Rebalancing at no charge to help you maintain your specified allocation mix among the Investment Options. You direct us to readjust your allocations on a quarterly, semi-annual or annual basis to return to the allocations you select on the Automatic Rebalancing instruction form. Automatic Rebalancing transactions do not count toward the Policy's limits on the number of Exchanges.

You choose one day of the month from the 1st to the 28th for Automatic Rebalancing. If the New York Stock Exchange is not open on the scheduled day in a particular month, the Exchange will take place on the next day the New York Stock Exchange is open for trading.

Automatic Rebalancing will continue until you notify us to cancel it. We reserve the right to modify or terminate Automatic Rebalancing. You may not use Automatic Rebalancing if you have a balance in the Fixed Account. You may not use Automatic Rebalancing at the same time you use Dollar Cost Averaging, which is described immediately above.

Please note that monthly Automatic Rebalancing may result in a short-term redemption fee imposed by certain of the Funds. For more details about this fee, including a list of the Funds that impose it, please see "Certain Portfolios Impose a Short-Term Redemption Fee," below.

More About the Policy and the Variable Account

CHARGES AND DEDUCTIONS

The Policy is subject to several types of charges and deductions, which will affect the Policy Account Value, Cash Surrender Value and the risk of lapse, and may affect the Death Benefit.

1. SALES OR SURRENDER CHARGES. We do not deduct a sales charge from premium payments, nor a surrender charge upon surrenders or Partial Withdrawals.

2. PREMIUM TAX CHARGE. We deduct a premium tax charge from each Premium payment to pay applicable state premium taxes, if any. We do not currently deduct any premium taxes assessed by municipalities or other governmental entities, but we have the contractual right to do so if we provide you with advance written notice. Premium taxes vary by jurisdiction, and change from time to time. State premium taxes currently range from 0% to 3.5%. No premium tax charge is deducted in jurisdictions that impose no premium tax.

We credit the amount remaining after deduction of premium taxes (the "Net Premium") to your Policy Account Value according to your allocation instructions.

VUL

3. MONTHLY DEDUCTION. We make a deduction from the Cash Surrender Value as of each monthly Policy Processing Day to compensate us for administrative expenses and for the Policy's insurance coverage. You may instruct us to take these deductions from the Money Market Investment Option (but not from the Fixed Account), or from all Investment Options and the Fixed Account on a pro rata basis, based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day. You may change these instructions by giving written notice to us at our Service Center. If you do not provide us with written instructions, or if we cannot make a monthly deduction per your instructions, we will make the monthly deductions from the Investment Options and Fixed Account based on the proportion then allocated to each Investment Option and to the Fixed Account as of each Policy Processing Day.

The monthly deduction has 4 components: the monthly Cost of Insurance charge; the monthly policy charge; the monthly unit charge (survivorship policies only); and charges for riders you select (as specified in the applicable riders).

  Cost of Insurance. We assess a monthly Cost of Insurance charge to compensate us for providing the Death Benefit. Because this charge depends on a number of variables (issue age, sex, underwriting class, policy year and Face Amount), it varies from Policy to Policy and from Policy Processing Day to Policy Processing Day. Your Policy Schedule indicates the guaranteed maximum Cost of Insurance Rate applicable to your Policy.

The Cost of Insurance charge is equal to the Net Amount at Risk for your Policy on the Policy Processing Day, times the applicable monthly Cost of Insurance rate.

Net Amount at Risk. The Net Amount at Risk is equal to the Death Benefit minus the Policy Account Value on each monthly Policy Processing Day, regardless of your choice of Death Benefit. Under either Death Benefit Option, a Face Amount increase or decrease will increase or decrease the Net Amount at Risk. In addition, under Death Benefit Option A, the Net Amount at Risk generally increases when the Policy Account Value decreases, and decreases when the Policy Account Value increases. Therefore, the Net Amount at Risk is affected by any factor that affects the Policy Account Value, including investment performance, premium payments, Policy charges, and withdrawals. Under Death Benefit Option B, the Net Amount at Risk is generally the same as the Face Amount and not affected by changes in Policy Account Value. However, under either Death Benefit Option, while your Policy's Death Benefit is determined by the Tax Test, both the Death Benefit and the Net Amount at Risk will generally increase or decrease based on increases or decreases of the Policy Account Value.

We calculate the Net Amount at Risk separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in your Policy's Face Amount, then a different underwriting class (and a different Cost of Insurance rate) may apply to the amount of the increase, based on each Insured's circumstances at the time of the increase. In order to determine the Net Amount at Risk for each coverage layer, we first calculate your Policy's total Net Amount at Risk. This total Net Amount at Risk includes any increase to the Death Benefit due to the requirements of your Policy's tax test. The total Net Amount at Risk is then allocated among the coverage layers, up to each coverage layer's face amount, in the reverse order in which the coverage layers were added to the policy. Any remaining Net Amount at Risk will be allocated to the initial face amount layer, even if that Net Amount at Risk is greater than the initial face amount.

Cost of Insurance Rates. We base the Cost of Insurance Rates on each Insured's Issue Age, sex (or unisex rate), underwriting class, number of full years the insurance has been in force and, for a Single Life Policy, the Face Amount. The actual monthly Cost of Insurance rates are based on, among other things, our expectations as to future mortality and expense experience. We may increase or decrease these rates from time to time, but the rates will never be greater than the guaranteed Cost of Insurance rates stated in your Policy. These guaranteed rates are based on: the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table, except that we may adjust the table rates in order to offer flat guaranteed rates during the first ten (10) Policy Years; and each Insured's age nearest birthday, sex, and smoker/nonsmoker status. For policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the maximum Cost of Insurance charge depends only on each Insured's age nearest birthday, smoker/nonsmoker status, and a blend of the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table for females and males, except that we may adjust the table rates in order to offer flat guaranteed rates during the first ten (10) Policy Years. Any change in the Cost of Insurance rates will be on a uniform basis for all Insureds of the same Issue Age, Face Amount band, sex, underwriting class, and number of full years insurance has been in force.

A Single Life Policy's Cost of Insurance rate also depends in part on the Face Amount. We have three different Cost of Insurance "bands" applicable to Face Amounts of: 1) under $500,000, 2) $500,000 to $999,999, and 3) $1 million or above. Higher bands have lower Cost of Insurance rates. If you make a Policy change that reduces your Single Life Policy's Face Amount into a different Cost of Insurance band (i.e. reduction from $1.1 million to $900,000) then we may change your Cost of Insurance rate to the appropriate rate for the new Face Amount.

Underwriting Class. When you apply for a policy, we will place each Insured in an underwriting class based on our underwriting process. We currently place Insureds into preferred classes, standard classes and non-standard classes with extra ratings, and smoker/nonsmoker status.

VUL

If all other factors are equal, the Cost of Insurance rates will generally be lower for preferred classes than standard classes, and lower for standard classes than nonstandard classes. A Nonsmoking Insured will generally incur lower Cost of Insurance rates than an Insured in the same underwriting class who is classified as a smoker. For Insureds under age 18, we have one set of rates; we do not have separate smoker and nonsmoker status, or separate preferred and standard underwriting classes. An Insured child who reaches age 18 will be classified as a standard smoker unless and until the Insured provides satisfactory evidence of non-smoker status and/or evidence that they qualify for our preferred underwriting class.

  Monthly Policy Charge. The $5.00 monthly charge compensates us for some of our ordinary administrative expenses, such as record keeping, processing Death Benefit claims and Policy changes, preparing and mailing reports, and overhead costs. This charge will not be increased during the life of the policy.
  Monthly Unit Charge (Survivorship Only). We deduct a monthly Unit Charge, expressed as an amount per $1,000 of the Policy's Face Amount, for the first three Policy Years and for the three years (36 monthly Policy Processing Days) following a Face Amount increase. This charge compensates us for a portion of the additional underwriting and issue costs associated with a Survivorship Life Policy. The Unit Charge per $1,000 of Face Amount will never be greater than the rate set forth in the Policy Schedule.
  Charges for Optional Riders. Riders offering supplemental benefits are also available under the Single Life Policy and the Survivorship Life Policy. See "Other Benefits," above. We deduct any monthly charges for these riders from the Cash Surrender Value as part of the Monthly Deduction. Rider charges are described in the "Periodic Charges" table for each Policy, above.

Changes in Face Amount. We do not charge a transaction fee for any increases or decreases in your Policy's Face Amount. However, increases in Face Amount will generally increase the Policy's Net Amount at Risk and the monthly Cost of Insurance charges. See "Changing the Face Amount," above.

4. MORTALITY AND EXPENSE RISK CHARGE. We assess a daily charge against the Policy's assets that are invested in the Investment Options of the Variable Account (but not the Fixed Account) to compensate us for certain mortality and expense risks we assume. The mortality risk is that Policy Insureds will live for a shorter time on average than we project, requiring us to make larger or earlier payments than we project. The expense risk is that our costs of issuing and administering the Policies will be greater than we can collect through other charges. We deduct a daily charge at an annual rate of 1.00% of the average daily net assets of your Policy in the Variable Account during the first twenty (20) Policy Years. The mortality and expense risk charge rate will then be reduced to an annual rate of 0.40% of the average daily net assets of your Policy in the Variable Account in the twenty-first (21st) Policy Year and beyond. These rates are guaranteed not to increase.

If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge is more than the actual costs, the excess can be used to cover our administrative or distribution costs, or added to our surplus.

5. EXCHANGE CHARGE. We do not currently impose any charges when you exchange among Investment Options or the Fixed Account, but we reserve the right to impose a charge if you exchange on more than twelve days during a calendar year. We would deduct the exchange charge from the amount being exchanged.

6. CERTAIN FUNDS IMPOSE A SHORT-TERM REDEMPTION FEE. Seven Investment Options invest in Funds that impose a short-term redemption fee. Any short-term redemption fees that you pay are retained by the Funds, not by FILI, and are part of the Fund's assets. The seven Funds that impose this fee are: Consumer Industries Fund, Cyclical Industries Fund, Financial Services Fund, Health Care Fund, Natural Resources Fund, Technology Fund and Telecommunications & Utilities Growth Fund.

If you redeem an interest in one of these Investment Options that you have held for less than 60 days, the amount redeemed will be subject to a 1% short-term redemption fee. For this purpose, interests held longest will be treated as being redeemed first and interests held shortest as being redeemed last.

Redemption from a particular Investment Option occurs when you withdraw money from your Policy from that Investment Option or exchange from that Investment Option to another Investment Option. The fee will apply to all redemptions you request. The fee applies both to one-time transactions and to periodic transactions, such as redemptions made under Automatic Rebalancing and Dollar Cost Averaging programs. The fee will not apply to redemptions we make for the purpose of collecting the Monthly Deduction.

Here are two examples to help you understand the application of the fee.

Example 1: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes the redemption fee. On Day 58, you redeem 50 units from the Investment Option. The value of those 50 units at the time of exchange is $500.

The fee applies to the entire amount exchanged. The fee is $5 (1% of $500).

Example 2: On Day One, you purchase 100 units of an Investment Option that invests in a Fund that imposes the redemption fee. On Day 50 you purchase an additional 50 units of the same Investment Option. On Day 65 you redeem 125 units of that Investment Option at $10 each.

VUL

The first step is to determine which units are redeemed. Using the first in, first out rule, all 100 units purchased on Day One are redeemed, and 25 of the 50 units purchased on Day 50 are redeemed. The 100 units purchased on Day One are not subject to the redemption fee because they have been held for 60 days or longer, but the 25 units purchased on Day 50 are subject to the fee because they have been held for less than 60 days. The value of the units subject to the redemption fee is $250 (25 units at $10 per unit). The redemption fee is $2.50 (1% of $250).

7. FUND EXPENSES. The value of the net assets of each Investment Option reflects the management fees and other expenses incurred by the corresponding Fund in which the Investment Option invests. For more information on the fees and expenses, please refer to the Fund prospectuses and the "Funds' Annual Operating Expenses" table included in the summary of this prospectus.

8. REDUCTION IN CHARGES. The Policy is available for purchase by individuals, corporations and other entities. We may reduce or waive certain charges where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative, or other costs. We also may reduce or waive charges on Policies sold to employees, officers, directors or agents of FILI or its affiliates, and to their immediate family members. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the Owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, expected persistency of these individual Policies, and any other circumstances which FILI believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any Owners. The Company may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SURRENDERS AND PARTIAL WITHDRAWALS

You may surrender your Policy at any time while any Insured is alive and the Policy is in force. We will send you the Cash Surrender Value less any required tax withholding, any applicable fund short-term redemption fee, and any outstanding charges. You must send written instructions to our Service Center to initiate a surrender, and we may require that you return your Policy. Your Policy will terminate on the date we receive your surrender request in good order at our Service Center.

You may also make Partial Withdrawals of $500 or more from the Cash Surrender Value while any Insured is alive and the Policy is in force. You may not make a Partial Withdrawal that would reduce your Cash Surrender Value to less than $2,500.

If you do not specify where we should take the money for a Partial Withdrawal, we will take it proportionately from all the Investment Options and from the Fixed Account. You may, in the alternative, specify the dollar amounts or percentages to be withdrawn from each Investment Option (but not the Fixed Account), provided that the Partial Withdrawal amount is less the total you have in all the Investment Options. If you request a Partial Withdrawal in an amount that is more than the total you have in all the Investment Options, you may instruct us to withdraw all the money you have in the Investment Options and the rest from the Fixed Account.

You may request Partial Withdrawals by sending us a letter or calling us at the Service Center. Withdrawals by telephone are limited as follows: (1) no withdrawal may be for more than $100,000; (2) total telephone withdrawals in a seven day period cannot total more than $100,000; and (3) if we have recorded an address change for an Owner during the past 15 days, the limits in (1) and (2) become $10,000. We reserve the right to change telephone withdrawal requirements or limitations.

For jointly owned Policies, all checks will be made payable to both Owners. You may have the money transferred to your bank account, or to a Fidelity mutual fund or brokerage account. All Owners must also appear as owners of the bank account, mutual fund or brokerage account.

We will normally pay you the amount of any surrender or Partial Withdrawal, less any taxes withheld, any applicable Fund short-term redemption fee and any outstanding charges, within seven days after we receive the surrender or Partial Withdrawal request in good order at the Service Center. We may, however, delay payment if (a) the disposal or valuation of the assets in an Investment Option is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (b) the SEC by order permits the postponement of payment to protect our Owners.

In addition, we reserve the right to delay payment of any Partial Withdrawal or Surrender from the Fixed Account for not more than six months. If payment from the Fixed Account is delayed more than 30 days, we will credit interest from the date of the withdrawal request at a rate not less than 1.0% per year compounded annually or, if greater, the rate required by applicable law.

EFFECT OF SURRENDERS AND PARTIAL WITHDRAWALS

  A surrender will take effect and the Policy will terminate on the date we receive your request in good order at our Service Center.
  Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

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  A Partial Withdrawal reduces the Cash Surrender Value, and can affect the Face Amount, Death Benefit, and the Net Amount at Risk (which is used to calculate the Cost of Insurance charge).
  If Death Benefit Option A is in effect, we will reduce the Face Amount by the amount of the Partial Withdrawal. For purposes of determining the Cost of Insurance charge, any decrease will first be used to reduce the most recent increase in Face Amount, then the next most recent increases, and finally the initial Face Amount. However, if a decrease in Face Amount moves a Single Life Policy into a lower Cost of Insurance band, (for example, from $1.1 million to $900,000) then the Cost of Insurance Rate applied to that Policy's Net Amount at Risk may increase.
  If Death Benefit Option B is in effect, a Partial Withdrawal will not affect the Face Amount, but the Death Benefit will be reduced in the same amount as the Policy Account Value.
  You may not make a Partial Withdrawal if, or to the extent that, the Partial Withdrawal would reduce the Face Amount below the minimum Face Amount we require in order to issue a Policy, generally $250,000 for a Single Life Policy and $500,000 for a Survivorship Life Policy. See "Purchasing a Policy," above.
  We reserve the right to reject a request for a Partial Withdrawal if, in our opinion, the requested Partial Withdrawal may cause the Policy to fail to qualify as life insurance under the Internal Revenue Code. In such a situation, you may reduce the amount of the Partial Withdrawal or request a surrender.
  Partial Withdrawals may increase your risk of lapse. Both surrenders and Partial Withdrawals may have unfavorable tax consequences. You should consult a qualified tax advisor before making a Surrender or Partial Withdrawal. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations."

SIGNATURE GUARANTEE

Certain requests may require a signature guarantee. A signature guarantee is designed to protect you and us from fraud. Your request must be in writing and may require a signature guarantee if any of the following situations apply:

(1) Loss of account ownership.

(2) Resignation of account ownership.

(3) In any other circumstances where we deem it necessary for your protection.

You should be able to obtain a signature guarantee from a bank, broker/dealer (including Fidelity Brokerage Services), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

LOANS

After the first Policy Year and before the Extended Maturity Date, and while any Insured is alive and the Policy is in force, you may submit a request to borrow money before the extended maturity date from us using the Policy as the only collateral for the Loan. We normally pay you the Loan proceeds within seven (7) days after we receive a Loan request in good order. We may postpone payment of Loans under certain conditions, as described in "Surrenders and Partial Withdrawals."

  The minimum Loan you may take is $500.
  The maximum Loan you may take is up to 90% of your Policy Account Value.
  If you have a Policy Loan outstanding, you may take an additional Loan so long as the total of all your Policy Loans does not exceed 90% of the Policy Account Value, including outstanding Policy Loan indebtedness.
  If you have another life insurance policy with an outstanding Loan and wish to transfer that policy's proceeds into this Policy under section 1035 of the Internal Revenue Code, we may permit you to carry over the Loan balance even during the first Policy Year. You may not, however, request any new Loan proceeds during the first Policy Year.

1. LOAN BALANCE AND LOAN COLLATERAL ACCOUNT. After your Loan application is approved, we will take three steps as of the close of business on the next Valuation Day:

  We will send you the initial Loan amount requested from our General Account.
  We will set up an account to record the amount you owe, the "Loan Balance." Initially, of course, the Loan Balance is equal to the initial Loan amount we have sent you.
  Finally, to secure the Loan, we will transfer a net amount equal to the initial Loan Balance out of your Investment Options and Fixed Account and into a Loan Collateral Account that we hold as collateral. You may specify that we redeem this amount from specific Investment Options. Otherwise, we will transfer the Loan amount on a pro rata basis from all of your Investment Options and the Fixed Account based on the proportion of the Cash Surrender Value then allocated to each Investment Option and to the Fixed Account on the date of the transaction. These amounts will remain in the Loan Collateral Account until you repay the Loan.
  If we have approved your request to transfer proceeds to this Policy from another Policy subject to an outstanding Loan, your initial Loan Balance and Loan Collateral Account will be the outstanding Loan balance you owed under the prior policy, and we will pay no new Loan proceeds to you.

The amounts held in the Loan Collateral Account are part of your Policy Account Value. While you have an outstanding Loan Balance, the Cash Surrender Value will be the Policy Account Value (including the Loan Collateral Account balance) less the Loan Balance and any unpaid charges due.

As long as the Loan is outstanding, we will continue to hold an amount as collateral for the Loan in the Loan Collateral Account. This amount is not affected by the investment performance of the Investment Options and will not be credited with the interest rates accruing on the Fixed Account. Amounts held in the Loan Collateral Account will accrue Loan interest and affect the Policy Account Value, even after the Loan is repaid, because these amounts will miss the opportunity to participate in the investment performance of the Investment Options while the Loan is outstanding.

2. INTEREST PROCESSING. We charge you interest at a six per cent (6%) annual rate on your Loan Balance. This rate will not be adjusted. Interest will be accrued and compounded (that is, become part of the Loan Balance) on each monthly Policy Processing Day.

Amounts in the Loan Collateral Account earn interest at an annual rate guaranteed not to be lower than four per cent (4%) before the tenth (10th) Policy anniversary, and 5.75% thereafter. Loan interest is credited to the Loan Collateral Account on each monthly Policy Processing Day.

Loan interest capitalizes annually on the Policy Anniversary date, or when you take out a new loan or make a repayment. Two things happen simultaneously when loan interest capitalizes. First, the interest we have credited on the Loan Collateral Account is exchanged into the Investment Options and the Fixed Account in accordance with your then-current premium allocation instructions. Second, we transfer an amount equal to the interest accrued upon your Loan Balance since the last loan interest capitalization from your Cash Surrender Value to the Loan Collateral Account. We will obtain this amount by making redemptions from the Money Market Investment Option, or on a pro-rata basis from your balances in all Investment Options and the Fixed Account, based on your then-current Monthly Deduction instructions. (See "Monthly Deduction.")

3. REPAYMENT. You may repay all or part of your indebtedness at any time while any Insured is alive and the Policy is in force. Upon each Loan repayment, we will allocate an amount equal to the Loan repayment (but not more than the Loan Balance) from the Loan Collateral Account back to the Investment Options and/or Fixed Account according to your then-current new premium allocation instructions and our Premium allocation procedures. (See "Allocating Premiums Among Investment Options and Fixed Account.") We will treat any repayment in excess of the Loan Balance as a premium payment.

While your Loan is outstanding, we will credit payments we receive as premium payments or Loan repayments in accordance with your written instructions. If we do not receive written instructions, we will assume that any payments you make are premium payments.

Making premium payments while a Loan is outstanding will increase your short-term costs of owning a Policy. Loan repayments, unlike premium payments, are not subject to premium taxes and will reduce net interest charges. Accordingly, while you have a Loan outstanding, you should provide written instructions about whether you want us to treat each payment as a Loan repayment or a premium payment.

4. EFFECT OF LOANS ON POLICY ACCOUNT VALUES AND INSURANCE PROCEEDS.

  The amount of the Loan Balance, including unpaid principal and any accrued and unpaid interest, reduces the Cash Surrender Value and the Insurance Proceeds payable on the Insured's death.
  Amounts transferred as collateral to our Loan Collateral Account do not participate in the investment performance of the Investment Options, or earn Fixed Account interest, as long as the Loan is outstanding. Moreover, the interest we charge on your Loan Balance is greater than the interest earned on the Loan Collateral Account. This may limit your opportunity for asset growth over the long term.
  If your indebtedness causes the Cash Surrender Value on a Policy Processing Day to be less than the monthly deduction due, and the No-Lapse Guarantee no longer applies, your Policy will go into Default and enter a Grace Period. See "Policy Lapse and Reinstatement." If the Default is not remedied before the end of the Grace Period, the Policy will lapse and we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance.
  Repaying a Loan causes the Insurance Proceeds and the Cash Surrender Value to increase by the amount of the repayment.
  Policy Loans may increase your risk of lapse and may have unfavorable tax consequences. You should consult a qualified tax advisor before taking a policy Loan. See "Policy Lapse and Reinstatement" and "Federal Tax Considerations."

POLICY LAPSE AND REINSTATEMENT

A Policy will go into Default if, on a monthly Policy Processing Day, the Cash Surrender Value is insufficient to pay the amount of the monthly deduction and the No-Lapse Guarantee no longer applies to the Policy. Therefore, a Policy could lapse eventually if its Cash Surrender Value is not sufficient to cover Policy charges.

We will notify you in writing of any Default and will allow you a Grace Period of 61 days from the date of the written notice, in which you may make a premium payment sufficient to bring the Policy out of Default. The required payment will be the accumulated deficiencies plus three (3) months' Monthly Deductions.

If we do not receive the required payment by the end of the Grace Period, the Policy will lapse: that is, terminate with no value. If there is a Policy Loan, we will repossess the collateral held in the Loan Collateral Account and use it to reduce or eliminate the Loan Balance. In addition, a Policy lapse may have unfavorable tax consequences. See "Federal Tax Considerations."

1. DEATH DURING GRACE PERIOD. If the Insured under a Single Life Policy, or the last surviving Insured under a Survivorship Life Policy, should die during the Grace Period, the Cash Surrender Value used in the calculation of the Death Benefit will be the Cash Surrender Value as of the Policy Processing Day on which the Policy went into Default.

2. NO-LAPSE GUARANTEE. As long as your policy satisfies the No-Lapse Guarantee Cumulative Premium Test, we guarantee that the Policy will not go into Default during the No-Lapse Guarantee Period, even if adverse investment experience or other factors should cause the Cash Surrender Value to fall to zero or below. The No-Lapse Guarantee applies to all underwriting classes. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years. After the end of the No-Lapse Guarantee Period, this guarantee no longer applies. If you make a material change to your Policy, such as an increase or decrease in the Face Amount, the premium payments necessary to maintain this Guarantee may increase or decrease.

Because this guarantee prevents lapse, it is possible for your Cash Surrender Value to decline below zero. In this case, unless you repay the negative balance before the end of the No-Lapse Guarantee Period, your policy will lapse after the end of that period.

No-Lapse Guarantee Cumulative Premium Test. At the time you purchase your policy, we will provide you with a Planned Premium Payment Schedule. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, on each monthly Policy Processing Day, the sum of all premiums paid to date, less any Loans and withdrawals taken and any charges or interest then due, is equal to or exceeds the sum of the payments that would have been made through that date if the Planned Annual Premium had been paid in timely equal monthly installments prior to each Policy Processing Day. If you fail the Cumulative Premium Test, you will not be able to reinstate this guarantee.

Important: We do NOT monitor or report on the status of your No-Lapse Guarantee. If your Policy fails the No-Lapse Guarantee Cumulative Premium Test at any time, we will NOT notify you, the guarantee will no longer apply and there is no way to reinstate the guarantee.

3. POLICY REINSTATEMENT. An Owner may, by making a written request, reinstate a Policy which has terminated after going into Default at any time within the three-year period following the date of termination subject to the following conditions:

  evidence of each Insured's insurability, satisfactory to us, is provided to us; and
  a payment equal to the amount that was required to bring the Policy out of Default immediately prior to termination, plus an amount equal to the applicable Monthly Deduction for the next three (3) months, must be paid to us.

If reinstatement is approved, the effective date of reinstatement will be the later of the date we approve the Owner's request or the date we receive the required payment at our Service Center.

A reinstated Policy:

  Has the same Policy Date as the Policy when originally issued;
  May have higher Cost of Insurance Rates if the Insured is in a different Underwriting Class and/or a different age group at the time of reinstatement;
  Will NOT have a No-Lapse Guarantee;
  Reflects the reduction or elimination of any previous Policy Loans due to the previous Lapse.

TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based on FILI's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

  Tax Status of the Policy

To qualify as a life insurance contract for federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, FILI believes that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Internal Revenue Code requires that the investments of each subaccount of the Separate Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Internal Revenue Code (discussed above). The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed in Treas. Reg. § 1.817-5, which affect how the Funds' assets are to be invested. FILI believes that the Separate Account will thus meet the diversification requirement, and FILI will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. No such regulations or revenue rulings have been issued to date. It is possible that when regulations or rulings are issued, the Policies may need to be modified to comply with them.

  IRC Qualification

For a Policy to be treated as a life insurance contract under the Internal Revenue Code, it must pass one of two tests - a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not be changed thereafter.

  Cash Value Accumulation Test (CVAT). Under the terms of the Policy, the Policy Account Value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy. If the Insured under a Single Life Policy is 75 years old or more on the Issue Date, the CVAT will automatically apply.
  Guideline Premium Test (GPT). The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the Premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the Death Benefit at any time must be equal to or greater than the applicable percentage of Policy Account Value specified in the Code.

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The CVAT does not limit the amount of Premiums that may be paid under the Policy. If you desire to pay Premiums in excess of those permitted under the GPT, you should consider electing to have your Policy qualify under the CVAT. However, any Premium that would increase the Net Amount at Risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum Death Benefit due to growth in the Policy Account Value will generally be greater under the CVAT than under the GPT.

The GPT limits the amount of Premium that may be paid under the Policy. If you do not desire to pay Premiums in excess of those permitted under GPT limitations, you should consider electing to have your Policy qualify under the GPT.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the Insurance Proceeds under the Policy will be excludable from the gross income of the Beneficiary and that you will not be taxed on increases in the Policy's Account Value during the life of the Insured, or in the case of Survivorship Life Policy, the life of the second of the two Insureds.

  Modified Endowment Contracts

The Internal Revenue Code establishes a class of life insurance contracts designated as "modified endowment contracts" ("MECs"), which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a MEC will depend on the individual circumstances of each Policy. In general, a Policy will be a MEC if the accumulated Premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a MEC after a material change generally depends upon the relationship of the Death Benefit and Policy Account Value at the time of such change and the additional Premiums paid in the seven years following the material change. At the time a Premium is credited which would, in our opinion, cause the Policy to become a MEC, we will notify you that unless a refund of the excess Premium (with interest) is requested, your Policy will become a MEC. You will have 30 days after receiving such notification to request the refund.

All policies that we issue to the same owner during any calendar year, which are treated as MECs, are treated as one MEC for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a MEC are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you may wish to consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be treated as a MEC.

  Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a MEC will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due Loan interest that is added to the Loan amount will be treated as a Loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Loan taken from or secured by, such a Policy that is included in income except where the distribution or Loan is made on or after the owner attains age 59 1/2, is attributable to the owner's becoming totally and permanently disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's Beneficiary.

  Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not a MEC, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income.

Loans from, or secured by, a Policy that is not a MEC are not treated as distributions. Instead, such Loans are treated as indebtedness of the owner.

Finally, neither distributions (including distributions upon surrender) nor Loans from, or secured by, a Policy that is not a MEC are subject to the 10 percent additional tax.

  Policy Loan Interest

Generally, personal interest paid on a Loan under a Policy which is owned by an individual is not deductible. In addition, interest on any Loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on Policy Loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a qualified tax advisor before deducting any interest paid in respect of a Policy Loan.

  Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any Premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any Loan from, or secured by, a Policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Loan from, or secured by, a Policy that is a MEC to the extent that such amount is included in the gross income of the owner.

  Other Tax Considerations

The tax consequences of continuing the Policy after Maturity are not clear. Consult your qualified tax advisor if you intend to do so.

The transfer or assignment of the Policy or the designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your qualified tax advisor for specific information in connection with these taxes.

LEGAL PROCEEDINGS

No litigation is pending that would have a material effect on us or the Variable Account.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account appear in the Statement of Additional Information ("SAI").

GLOSSARY

Accelerated Benefit: An additional benefit of the Single Life Policy that permits you to claim a portion of the Insurance Proceeds in the event of the Insured's terminal illness as defined in the Policy. This Benefit comes with the Single Life Policy for no additional charge.

Application: A form or set of forms that must be completed and signed by a prospective Owner and each Insured before we can issue a Policy.

Beneficiary: The person or persons designated in the Application or the most recent Beneficiary designation in our files, to whom Insurance Proceeds are paid.

Cash Surrender Value: The Policy Account Value (the total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account), less any Loan Balance (which includes accrued interest) and charges due.

Cash Value Accumulation Test: One of two tests prescribed in section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance policy for federal tax purposes. Both this test and the Guideline Premium Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your contract for more information.

Conditional Receipt: A receipt evidencing our receipt of a premium payment before we issue a Single Life Policy. A Conditional Receipt is not an insurance policy.

Cost of Insurance: A monthly charge we assess to compensate us for underwriting the Death Benefit. It is the product of your Policy's Cost of Insurance Rate times its Net Amount at Risk on your Policy's monthly Policy Processing Day. It varies from Policy to Policy and from month to month. Your Policy Schedule indicates the guaranteed Cost of Insurance charge applicable to your Policy.

Cost of Insurance Rate: This rate is used to calculate the monthly Cost of Insurance charge. It depends on a number of factors that are unique to your Policy, including each Insured's issue age, sex and underwriting class, as well as the Policy Year and, for a Single Life Policy, the Face Amount.

Death Benefit: The gross amount, before deduction of Loan Balances and outstanding charges, that we agree to pay the Beneficiary upon receipt of proof of the death of the Insured in a Single Life Policy, or the death of last surviving Insured in a Survivorship Life Policy. The Death Benefit is based upon your choice of Death Benefit Option A or B, your choice of Face Amount and in some cases on the Policy Account Value and choice of tax test.

Default: A Policy goes into Default if its Cash Surrender Value is too low to pay the Monthly Deduction amount and if the No-Lapse Guarantee no longer applies. Following a Default, the Owner has a 61-day Grace Period in which to make a Premium Payment sufficient to cure the Default.

EFT: Electronic Funds Transfer. You can make premium payments by authorizing us to automatically deduct a specified amount monthly from your bank account.

Exchange: A transaction in which amounts allocated to one Investment Option and/or the Fixed Account are redeemed and invested in a different Investment Option and/or the Fixed Account, at the Owner's request.

Extended Maturity: The period after the Policy Anniversary nearest the Insured's 100th birthday for a Single Life Policy, and after the Policy Anniversary nearest the 100th anniversary of the younger Insured's date of birth, even if the younger Insured is not the surviving Insured, for a Survivorship Life Policy. During Extended Maturity, the Death Benefit is changed to equal the Policy Account Value and we do not assess Monthly Deductions. This feature does not apply in Florida. See "Extended Maturity - Florida Residents" for more information.

Face Amount: The dollar amount of insurance selected by the Owner. The Face Amount is a factor in determining the Death Benefit and certain charges.

FILI ("we"): Fidelity Investments Life Insurance Company, the issuer of the Policy.

Fixed Account: A part of our general account. You may allocate a portion of your net premium payments or a portion of your Policy Account Value to the Fixed Account. Amounts allocated to the Fixed Account do not fluctuate in value, and earn interest at rates that we declare from time to time. We guarantee that the declared rate will always be at least the guaranteed rate stated in your Policy Schedule.

Free Look Period: The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund. The length of the free look period varies by state.

Fund: A mutual fund in which an Investment Option invests. The Funds are named in this prospectus and described in detail in the Fund prospectuses.

Grace Period: A 61-day period after a Policy first goes into Default, after which the Policy will lapse if the owner does not make a premium payment sufficient to cure the Default.

Guideline Premium Test: One of two tests prescribed in section 7702 of the Internal Revenue Code that define whether an insurance contract qualifies to be treated as a life insurance policy for federal tax purposes. This test defines a limit on the premiums you can pay into your contract. Both this test and the Cash Value Accumulation Test establish requirements for how much the Death Benefit amount must exceed the Policy Account Value through the life of the Policy. See the SAI and your Policy for more information.

Home Office: Fidelity Investments Life Insurance Company, 82 Devonshire Street, Boston, MA 02109. For information or transactions regarding your Policy, please contact our Service Center.

Insurance Proceeds: The amount we pay to the Beneficiaries or other persons after we receive satisfactory proof of death of the Insured on a Single Life Policy or both Insureds on a Survivorship Life Policy. It is calculated as the Death Benefit, less any Loan Balance, unpaid monthly deductions and any payment made under the Accelerated Benefit, including any accrued but unpaid interest. Any Rider benefits will be determined and paid in accordance with the terms of the applicable Rider.

Insured: A person whose life is insured by the Policy. In the case of a Single Life Policy, there will be only one Insured. In the case of a Survivorship Life Policy, there will be two Insureds and the Insurance Proceeds will be paid only upon the death of the second Insured to die.

Internal Revenue Code: The U.S. Internal Revenue Code of 1986, as amended.

Investment Option: A subaccount of our Variable Account, which invests all of its net assets in a specific Fund. You may allocate premium payments into one or more Investment Options, and the value of the amount allocated will change daily with the Fund's investment performance.

Issue Age: The Insured's age on the Insured's birthday nearest the Policy Date.

Issue Date: The date we produce your Policy. It will be stated on your Policy.

Lapse: The termination of a Policy without value. If a Policy goes into Default, because the Cash Surrender Value is too low to cover monthly charges and the No-Lapse Guarantee no longer applies, it will Lapse at the end of a 61 day Grace Period unless the Owner makes a minimum premium payment. You may reinstate a lapsed Policy, subject to certain conditions.

Loan: A transaction in which you borrow money from us, using the Policy as the only collateral. Interest charges and other terms and conditions are described under "Loans."

Loan Balance: The principal and accrued interest due under all Policy Loans you have taken, as reflected on our records.

Loan Collateral Account: The account to which we transfer funds, from the Investment Options and/or the Fixed Account, as collateral for a policy Loan.

MEC: A modified endowment contract, as defined under the Internal Revenue Code.

Minimum Initial Premium: The minimum premium payment needed in order for us to issue a Policy. Your Minimum Initial Premium amount will be at least: the Planned Annual Premium Payment if you have selected an annual payment schedule; one-half the Planned Annual Premium if you have selected a semi-annual payment schedule; or one-sixth of the Planned Annual Premium (two months' worth), if you have elected a monthly payment schedule using automatic electronic funds transfer (EFT).

Monthly Deduction: The amount we deduct from the Cash Surrender Value on each monthly Policy Processing Day. The monthly deduction includes the Cost of Insurance charge, the monthly policy charge, the monthly unit charge for Survivorship policies, and charges for any riders.

Net Amount at Risk: The Death Benefit minus the Policy Account Value. This figure measures the insurance risk we bear, and is the basis for the Cost of Insurance charge.

Net Premium: The remaining premium payment amount after we deduct state or local premium taxes.

No-Lapse Guarantee: A guarantee by us that, as long as your Policy satisfies the No-Lapse Guarantee Cumulative Premium Test as defined in the Policy (see "No-Lapse Guarantee"), the Policy will not Lapse during the No-Lapse Guarantee Period. The No-Lapse Guarantee Period for a Single Life Policy is the first ten (10) Policy Years, if the Issue Age of the Insured is 70 or less; or the first five (5) Policy Years, if the Issue Age of the Insured is 71 or more. The No-Lapse Guarantee Period for a Survivorship Life Policy is the first five (5) Policy Years.

Owner ("you"): The person who holds the rights and duties under the insurance policy, including the right to designate the beneficiaries, choose the Death Benefit and riders, apply for the Accelerated Benefit of a Single Life Policy, and the responsibility to make premium payments. The Owner is the person with whom we, the insurance company, make the contract of insurance. A Policy may be jointly owned only by a married couple, or by two unmarried individuals to the extent state law requires recognition of their joint ownership.

VUL

Partial Withdrawal: An Owner's withdrawal of a portion of the Cash Surrender Value.

Planned Annual Premium: An annual premium amount stated in the Policy Schedule. The Owner is not required to make payments according to this plan to keep the Policy in force. However, a failure to make at least the Planned Annual Premium payments in a timely manner will result in the loss of the No-Lapse Guarantee.

Policy Account Value: The total value of your accounts in the Investment Options, in the Fixed Account, and the Loan Collateral Account. Policy Account Value is the starting point for calculating important values under the Policy, including the Death Benefit and Cash Surrender Value.

Policy Anniversary: The same day and month as the Policy Date in each later year.

Policy Date: The date insurance coverage becomes effective. It will be stated in your Policy Schedule.

Policy Processing Day: The day of each month when we deduct monthly charges from the Cash Surrender Value. It is the same day of every month as the Policy Date.

Policy Schedule: The portion of your Policy that sets forth information specific to your agreement with us, including the Insured(s), Face Amount, Tax Test and Death Benefit Option.

Policy Year: A year that starts on the Issue Date or on a Policy Anniversary.

Premiums: Payments by the Owner to us in order to provide the Policy benefits and fund the Policy Account Value.

Premium Tax: A tax assessed by many state and local governments upon life insurance premiums.

Rider: An extra benefit that you can choose to add to the Policy, generally for an additional cost. Each Rider has its own form, that describes its terms, conditions and benefits. If you purchase a Rider, the Rider form will be attached to your Policy.

SEC: The United States Securities and Exchange Commission.

Service Center: The office where we process Policy-related transactions, P.O. Box 724677, Atlanta, GA 31139. We may change this upon advance written notice to you.

Single Life Policy: The Fidelity Lifetime ReservesSM  Flexible Premium Variable Universal Life Policy offered by this prospectus.

Surrender: Termination of the Policy at the Owner's request, with the then-current Cash Surrender Value paid to the Owner.

Survivorship Life Policy: The Fidelity Lifetime ReservesSM  Flexible Premium Survivorship Variable Universal Life Policy offered by this prospectus.

Underwriting Class: The risk classification we assign to the Insured or Insureds, based on the Application form and evidence of insurability. The Underwriting Class is a principal factor in determining the Cost of Insurance Rate.

Valuation Day: Any day on which the Funds and Investment Options are priced, generally each day the New York Stock Exchange is open for trading.

Variable Account: Fidelity Investments Variable Life Account I. The Variable Account holds all assets allocated by Owners to the Investment Options, and is maintained separately from our General Account.

You: The owner of the Policy. See "Owner," above.

The SAI includes additional information about the Variable Account. To request a free copy of the SAI, personalized Policy illustrations, other information about the Policies, or to make Owner inquiries, please call toll-free 1-888-343-5433.

In addition, information about the Variable Account, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Variable Account are available on the SEC's internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street NW, Washington DC 20549-0102.

VUL

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(DEPOSITOR)

FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I
(REGISTRANT)

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2004

This Statement of Additional Information ("SAI") supplements the information found in the current prospectus for the variable universal life contract ("Contract") offered by Fidelity Investments Life Insurance Company ("FILI") through its Variable Life Account I (the "Variable Account"). You may obtain a copy of the Prospectus dated April 30, 2004 without charge by calling 1-888-343-5433.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ TOGETHER WITH THE PROSPECTUS FOR THE CONTRACT.

Table of Contents
SAI
General Information and History	2
Services	2
Underwriters	2
Performance Data	2
Independent Accountants	2
Financial Statements	2
Variable Account (enclosed)
Fidelity Investments Life Insurance Company (enclosed)

VUL-ptb-0404
1.796150.101

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

FILI is a stock life insurance company organized in 1981 and existing under the laws of the State of Utah. FILI and its subsidiary issue life insurance and annuity products nationwide. FILI is part of Fidelity Investments, a group of companies that provides a variety of financial services and products. FILI is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity Investments companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp. FILI's financial statements appear in the Statement of Additional Information. Our principal executive offices are located at 82 Devonshire Street, Boston, Massachusetts 02109.

THE VARIABLE ACCOUNT

Fidelity Investments Variable Life Account I ("Variable Account") is a separate investment account of FILI, and was established on July 22, 1987. It is used to support the variable universal life policy described herein. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

SERVICES

McCamish Systems, LLC, 6425 Powers Ferry Road, 3rd floor, Atlanta, GA, 30339, provides administrative services to FILI related to Policy application processing, production of Policy documents, administration of Policy transactions, maintenance of Policy files, production of periodic reports, and Variable Account administration.

PricewaterhouseCoopers is the Variable Account's independent public accountant. Its business office is located at 125 High Street, Boston, Massachusetts 02110.

The assets of the Variable Account are held by FILI. The assets of the Variable Account are held apart from our general account assets and any other separate accounts we may establish. We maintain records of all purchases and redemptions of the shares of the Funds held by the variable Subaccounts. We maintain fidelity bond coverage for the acts of our officers and employees.

UNDERWRITERS

Fidelity Brokerage Services LLC ("FBS") and Fidelity Insurance Agency, Inc. ("FIA") distribute the Contracts through a continuous offering. FBS is the principal underwriter. Both FBS and FIA are affiliates of us and of FMR Corp., our parent company. Fidelity Distributors Corporation ("FDC") is the distributor of the Fidelity family of funds, including the Fidelity Funds. The principal business address of FBS and FDC is 82 Devonshire Street, Boston, Massachusetts 02109.

We pay FIA first year sales compensation of not more than 35% of first year premium, up to planned premium, plus 3% of the excess of first year premium over planned premium.

No underwriting commissions have been paid to or retained by the principal underwriter related to sales of contracts of the Registrant (Fidelity Investments Life Account I) for the past three years.

PERFORMANCE DATA

From time to time, we may report historical performance for the underlying mutual funds ("Funds") in which the Investment Options ("Investment Options") invest. The Funds' performance will include periods before the policy was available for sale. The performance returns in these reports will reflect deductions for management fees and all other operating expenses of the Funds. The reports will disclose that the Funds' returns will not reflect any Variable Account Mortality and Expense Risk Charges, or any deductions from premiums, monthly charges assessed against the account value of the policies, or other policy charges, all of which, if deducted, would reduce the returns to the Owner of the Policy.

INDEPENDENT ACCOUNTANTS

The financial statements of the Company as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, and the financial statements of Fidelity Investments Variable Life Account I of the Company as of December 31, 2003 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accounts, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Company included herein should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

Fidelity® Investments

Variable Life Account I

Annual Report

December 31, 2003

(2_fidelity_logos)

FIDELITY (registered trademark)

INVESTMENTS

Fidelity Investments Variable Life Account I

Life Insurance Company (Logo Graphic)

This report and the financial statements contained herein are submitted for the general information of Fidelity Investments Life Insurance Company variable life owners. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Neither Fidelity Investments Life Insurance Company nor Fidelity Brokerage Services LLC is a bank, and neither the life insurance policies nor mutual fund shares are backed or guaranteed by any bank or insured by the FDIC.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Assets and Liabilities

December 31, 2003

	Subaccounts Investing In:
	VIP - Money Market	VIP - High Income	VIP - Equity- Income	VIP - Growth	VIP - Overseas	VIP II - Investment Grade Bond	VIP II - Asset Manager
Assets:
Investments at market value	$ 366,814	$ 76,750	$ 1,355,085	$ 1,516,190	$ 240,338	$ 436,934	$ 168,309
Receivable from FILI	178	38	75	12	9	17	18
Total Assets	366,992	76,788	1,355,160	1,516,202	240,347	436,951	168,327
Liabilities:
Payable to FILI	0	0	0	0	0	0	0
Total net assets	$ 366,992	$ 76,788	$ 1,355,160	$ 1,516,202	$ 240,347	$ 436,951	$ 168,327
Net Assets:
Variable life contracts	$ 366,992	$ 76,788	$ 1,355,160	$ 1,516,202	$ 240,347	$ 436,951	$ 168,327
Total net assets	$ 366,992	$ 76,788	$ 1,355,160	$ 1,516,202	$ 240,347	$ 436,951	$ 168,327
Units outstanding	19,046	2,982	27,685	29,929	9,654	16,272	5,537
Unit value	$ 19.26	$ 25.74	$ 48.95	$ 50.66	$ 24.90	$ 26.85	$ 30.40

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Operations

For the years ended December 31, 2003 and 2002

	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income
	12/31/03	12/31/02	12/31/03	12/31/02
Income:
Dividends	$ 5,059	$ 8,872	$ 3,599	$ 5,099
Expenses:
Mortality and expense risk charges	2,978	3,242	495	271
Administrative charges	1,241	1,351	206	113
Net investment income (loss)	840	4,279	2,898	4,715
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	0	0	5,160	(49)
Realized gain distributions	0	0	0	0
Net realized gain (loss) on investments	0	0	5,160	(49)
Unrealized appreciation (depreciation)	0	0	9,769	(3,442)
Net increase (decrease) in net assets from operations	$ 840	$ 4,279	$ 17,827	$ 1,224

	Subaccounts Investing In:
	VIP - Equity-Income		VIP - Growth
	12/31/03	12/31/02	12/31/03	12/31/02
Income:
Dividends	$ 20,704	$ 20,264	$ 2,637	$ 3,685
Expenses:
Mortality and expense risk charges	6,982	7,076	7,209	7,838
Administrative charges	2,909	2,949	3,004	3,265
Net investment income (loss)	10,813	10,239	(7,576)	(7,418)
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	5,283	(630)	5,996	(158,754)
Realized gain distributions	0	27,582	0	0
Net realized gain (loss) on investments	5,283	26,952	5,996	(158,754)
Unrealized appreciation (depreciation)	293,645	(264,795)	334,978	(321,197)
Net increase (decrease) in net assets from operations	$ 309,741	$ (227,604)	$ 333,398	$ (487,369)
	Subaccounts Investing In:
	VIP - Overseas		VIP II - Investment Grade Bond
	12/31/03	12/31/02	12/31/03	12/31/02
Income:
Dividends	$ 1,151	$ 1,184	$ 17,033	$ 15,818
Expenses:
Mortality and expense risk charges	1,026	925	2,593	2,503
Administrative charges	428	385	1,081	1,043
Net investment income (loss)	(303)	(126)	13,359	12,272
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	550	(4,179)	2,615	2,978
Realized gain distributions	0	0	5,994	0
Net realized gain (loss) on investments	550	(4,179)	8,609	2,978
Unrealized appreciation (depreciation)	65,688	(31,925)	(3,982)	21,638
Net increase (decrease) in net assets from operations	$ 65,935	$ (36,230)	$ 17,986	$ 36,888

	Subaccounts Investing In:
	VIP II - Asset Manager
	12/31/03	12/31/02
Income:
Dividends	$ 5,494	$ 5,518
Expenses:
Mortality and expense risk charges	935	896
Administrative charges	390	373
Net investment income (loss)	4,169	4,249
Realized and unrealized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	392	26
Realized gain distributions	0	0
Net realized gain (loss) on investments	392	26
Unrealized appreciation (depreciation)	20,051	(19,217)
Net increase (decrease) in net assets from operations	$ 24,612	$ (14,942)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Investments Variable Life Account I

Statements of Changes in Net Assets

For the years ended December 31, 2003 and 2002

	Subaccounts Investing In:
	VIP - Money Market		VIP - High Income
	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ 840	$ 4,279	$ 2,898	$ 4,715
Net realized gain (loss) on investments	0	0	5,160	(49)
Unrealized appreciation (depreciation)	0	0	9,769	(3,442)
Net increase (decrease) in net assets from operations	840	4,279	17,827	1,224
Contract Transactions:
Transfers between subaccounts, net	(351,479)	332,121	9,664	(10,490)
Contract terminations	0	(3,268)	0	0
Cost of insurance	(4,608)	(5,070)	(1,164)	(605)
Other transfers (to) from FILI, net	(280)	2,314	5,867	5,559
Net increase (decrease) in net assets from contract transactions	(356,367)	326,097	14,367	(5,536)
Total increase (decrease) in net assets	(355,527)	330,376	32,194	(4,312)
Net Assets:
Beginning of year	722,519	392,143	44,594	48,906
End of year	$ 366,992	$ 722,519	$ 76,788	$ 44,594
Units Transferred and Redeemed:
Beginning balance	37,558	20,549	2,185	2,458
Units transferred and redeemed	(18,512)	17,009	797	(273)
Ending balance	19,046	37,558	2,982	2,185

	Subaccounts Investing In:
	VIP - Equity-Income		VIP - Growth
	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ 10,813	$ 10,239	$ (7,576)	$ (7,418)
Net realized gain (loss) on investments	5,283	26,952	5,996	(158,754)
Unrealized appreciation (depreciation)	293,645	(264,795)	334,978	(321,197)
Net increase (decrease) in net assets from operations	309,741	(227,604)	333,398	(487,369)
Contract Transactions:
Transfers between subaccounts, net	(29,549)	18,128	332,391	(373,157)
Contract terminations	(5,504)	0	(3,926)	(8,391)
Cost of insurance	(10,600)	(9,748)	(11,604)	(10,665)
Other transfers (to) from FILI, net	14,807	13,376	(18,966)	(7,318)
Net increase (decrease) in net assets from contract transactions	(30,846)	21,756	297,895	(399,531)
Total increase (decrease) in net assets	278,895	(205,848)	631,293	(886,900)
Net Assets:
Beginning of year	1,076,265	1,282,113	884,909	1,771,809
End of year	$ 1,355,160	$ 1,076,265	$ 1,516,202	$ 884,909
Units Transferred and Redeemed:
Beginning balance	28,413	27,872	23,009	31,926
Units transferred and redeemed	(728)	541	6,920	(8,917)
Ending balance	27,685	28,413	29,929	23,009
	Subaccounts Investing In:
	VIP - Overseas		VIP II - Investment Grade Bond
	12/31/03	12/31/02	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ (303)	$ (126)	$ 13,359	$ 12,272
Net realized gain (loss) on investments	550	(4,179)	8,609	2,978
Unrealized appreciation (depreciation)	65,688	(31,925)	(3,982)	21,638
Net increase (decrease) in net assets from operations	65,935	(36,230)	17,986	36,888
Contract Transactions:
Transfers between subaccounts, net	50,008	17,648	(10,035)	(1,353)
Contract terminations	0	0	0	0
Cost of insurance	(2,283)	(1,770)	(3,918)	(4,020)
Other transfers (to) from FILI, net	3	(16,543)	1	0
Net increase (decrease) in net assets from contract transactions	47,728	(665)	(13,952)	(5,373)
Total increase (decrease) in net assets	113,663	(36,895)	4,034	31,515
Net Assets:
Beginning of year	126,684	163,579	432,917	401,402
End of year	$ 240,347	$ 126,684	$ 436,951	$ 432,917
Units Transferred and Redeemed:
Beginning balance	7,233	7,383	16,817	17,059
Units transferred and redeemed	2,421	(150)	(545)	(242)
Ending balance	9,654	7,233	16,272	16,817

	Subaccounts Investing In:
	VIP II - Asset Manager
	12/31/03	12/31/02
Operations:
Net investment income (loss)	$ 4,169	$ 4,249
Net realized gain (loss) on investments	392	26
Unrealized appreciation (depreciation)	20,051	(19,217)
Net increase (decrease) in net assets from operations	24,612	(14,942)
Contract Transactions:
Transfers between subaccounts, net	(1,000)	17,103
Contract terminations	0	(3,802)
Cost of insurance	(1,506)	(1,447)
Other transfers (to) from FILI, net	3	11
Net increase (decrease) in net assets from contract transactions	(2,503)	11,865
Total increase (decrease) in net assets	22,109	(3,077)
Net Assets:
Beginning of year	146,218	149,295
End of year	$ 168,327	$ 146,218
Units Transferred and Redeemed:
Beginning balance	5,626	5,198
Units transferred and redeemed	(89)	428
Ending balance	5,537	5,626

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

Fidelity Investments Variable Life Account I
of Fidelity Investments Life Insurance Company

1. Organization

Fidelity Investments Variable Life Account I (the "Account"), a unit investment trust registered under the Investment Company Act of 1940 as amended, was established by Fidelity Investments Life Insurance Company (FILI), a wholly-owned subsidiary of FMR Corp, on July 22, 1987 and exists in accordance with the regulations of the State of Utah Insurance Department. The Account is a funding vehicle for individual variable life insurance contracts and contractholders may allocate funds into the Variable Insurance Products Fund (VIP) and the Variable Insurance Products Fund II (VIP II) subaccounts. Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of FILI. The Account cannot be charged with liabilities arising out of any other business of FILI.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Account in preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Investments are made by the subaccounts in their corresponding mutual fund portfolios and are valued at the reported net asset values of such portfolios. Investment transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses include gains and losses on the sales of investments (computed on the basis of the identified cost of the investment sold) and capital gain distributions from the mutual funds.

Federal Income Taxes

The operations of the Account are included in the federal income tax return of FILI, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code").

Under the current provisions of the Code, FILI does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. FILI will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Under the provisions of Section 817(h) of the Internal Revenue Code ("IRC"), a variable life contract will not be treated as a life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of IRC. FILI believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Policy Loans

Policy loans may be taken based upon the Contract's Loan Value which is 90% of an amount equal to its Contract Value minus any applicable surrender charge. FILI will charge interest on any outstanding policy loan at an annual rate of 7.5%, and the interest is due on the contract anniversary date. Any interest not paid when due will be added to the debt and bear interest at the same rate. Although interest on loans is at a rate of 7.5% annually, an amount equal to the loan proceeds will be deducted from the Subaccounts and held as collateral in FILI's general account where it will be credited with interest at a rate of 6.0% annually. The net loan cost is 1.5% annually.

Estimates

The preparation of the statement of assets and liabilities and the statements of operations and of changes in net assets in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Receivable from/Payable to FILI

Receivable from/payable to FILI represents adjustments for contract guarantees which are the responsibility of FILI.

New Accounting Pronouncement

Statement of Position (SOP) 03-5 "Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies" was effective for fiscal years ending after December 15, 2003. The adoption of the new requirements of the SOP did not have a material impact on the results of operations or financial position of the Account, but resulted in additional disclosures in the footnotes to the financial statements.

Annual Report

Notes to Financial Statements - continued

3. Expenses

FILI deducts a daily charge, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.60% for the assumption of mortality and expense risks. FILI deducts a daily administrative charge, through a reduction in unit values, from the net assets of the Account equivalent to an effective annual rate of 0.25%. In addition, the cost of providing insurance protection is deducted monthly.

The disclosures above include charges currently assessed to the policyholder. There are certain other additional charges which may be assessed in accordance with the terms of the contract in future periods.

4. Affiliated Company Transactions

The contracts are distributed through Fidelity Brokerage Services LLC (FBS) and Fidelity Insurance Agency, Inc. (FIA), both of which are affiliated with FMR Corp. FBS and FIA are the distributors and FBS is the principal underwriter of the contracts. Fidelity Investments Institutional Operations Company, Inc., an affiliate of FMR Corp., is the transfer and shareholder servicing agent for the VIP, VIP II portfolios.

Management fees are paid by certain funds to Fidelity Management & Research Company, an affiliate of FMR Corp., in its capacity as advisor to the VIP and VIP II mutual fund portfolios. The total management fees, as a percentage of a fund's average net assets, for the year ended December 31, 2003 were 0.20% to 0.73% depending on the fund.

5. Investments

The following table shows aggregate cost of shares purchased and proceeds from sales of each portfolio for the year ended
December 31, 2003:

	Purchases	Sales
VIP - Money Market	$ 102,275	$ 457,794
VIP - High Income	201,678	184,422
VIP - Equity-Income	58,396	78,448
VIP - Growth	455,609	165,295
VIP - Overseas	51,760	4,338
VIP II - Investment Grade Bond	31,918	26,518
VIP II - Asset Manager	5,498	3,834

The following table shows the number of shares owned, aggregate cost, and net asset value per share of each portfolio at
December 31, 2003:

	Number of Shares	Aggregate Cost	Net Asset Value Per Share
VIP - Money Market	366,814	$ 366,814	$ 1.00
VIP - High Income	11,043	121,022	6.95
VIP - Equity-Income	58,459	1,398,762	23.18
VIP - Growth	48,846	2,045,027	31.04
VIP - Overseas	15,416	315,256	15.59
VIP II - Investment Grade Bond	32,010	399,708	13.65
VIP II - Asset Manager	11,640	182,667	14.46

Annual Report

6. Unit Values

A summary of unit values and units outstanding and the expense ratios, excluding expenses of the underlying funds, for the periods ended December 31:

	Units	Unit Value	Net Assets	Expense ratio (a)	Investment income ratio (b)	Total Return (c)
VIP - Money Market
2003	19,046	$19.26	$ 366,992	0.85%	0.98%	0.14%
2002	37,558	$19.23	$ 722,519	0.85%	1.65%	0.83%
2001	20,549	$19.07	$ 392,143	0.85%	4.32%	3.29%
VIP - High Income
2003	2,982	$25.74	$ 76,788	0.85%	4.81%	26.18%
2002	2,185	$20.40	$ 44,594	0.85%	11.31%	2.56%
2001	2,458	$19.89	$ 48,906	0.85%	13.08%	(12.49%)
VIP - Equity-Income
2003	27,685	$48.95	$ 1,355,160	0.85%	1.79%	29.22%
2002	28,413	$37.88	$ 1,076,265	0.85%	1.72%	(17.65%)
2001	27,872	$46.00	$ 1,282,113	0.85%	1.71%	(5.77%)
VIP - Growth
2003	29,929	$50.66	$ 1,516,202	0.85%	0.22%	31.72%
2002	23,009	$38.46	$ 884,909	0.85%	0.28%	(30.70%)
2001	31,926	$55.50	$ 1,771,809	0.85%	0.08%	(18.35%)
VIP - Overseas
2003	9,654	$24.90	$ 240,347	0.85%	0.68%	42.15%
2002	7,233	$17.51	$ 126,684	0.85%	0.77%	(20.96%)
2001	7,383	$22.16	$ 163,579	0.85%	5.45%	(21.84%)
VIP II - Investment Grade Bond
2003	16,272	$26.85	$ 436,951	0.85%	3.95%	4.31%
2002	16,817	$25.74	$ 432,917	0.85%	3.82%	9.41%
2001	17,059	$23.53	$ 401,402	0.85%	5.58%	7.54%
VIP II - Asset Manager
2003	5,537	$30.40	$ 168,327	0.85%	3.55%	16.97%
2002	5,626	$25.99	$ 146,218	0.85%	3.70%	(9.50%)
2001	5,198	$28.72	$ 149,295	0.85%	4.02%	(4.91%)

(a) These amounts represent that annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(b) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(c) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include expenses assessed through the redemption of units.

Annual Report

Report of Independent Auditors

To the Board of Directors of Fidelity Investments Life Insurance Company and the Policyholders of Fidelity Investments Variable Life Account I of Fidelity Investments Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the Fidelity Investments Variable Life Account I of Fidelity Investments Life Insurance Company at December 31, 2003, the results of each of their operations and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Fidelity Investments Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the mutual funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts
February 20, 2004

Annual Report

Fidelity Investments

Life Insurance Company (Logo Graphic)

Fidelity Variable Life
is issued by Fidelity Investments Life Insurance Company

Fidelity Brokerage Services LLC, member NYSE, SIPC, and Fidelity Insurance Agency, Inc. are the distributors.

82 Devonshire Street, Boston, MA 02109

N.LIF-ANN-0204
1.736249.104

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003, 2002 AND 2001

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED FINANCIAL STATEMENTS

for the years ended December 31, 2003, 2002 and 2001

Report of Independent Auditors

To the Board of Directors and Stockholder of

Fidelity Investments Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Fidelity Investments Life Insurance Company (the "Company", a wholly-owned subsidiary of FMR Corp.) and its subsidiary at December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/Pricewaterhouse Coopers LLP

January 20, 2004

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

December 31, 2003 and 2002

ASSETS	2003	2002

Investments:
Debt securities, available for sale, at fair value (amortized cost of $655,362 in 2003 and $556,232 in 2002)	$ 687,008	$ 587,515
Equity securities, at fair value (cost of $387 in 2002)	-	385
Policy loans	193	194

Total investments	687,201	588,094

Cash and cash equivalents	5,212	12,119
Accrued investment income	11,464	9,609
Deferred policy acquisition costs	53,681	47,990
Reinsurance deposit and receivables	869,858	592,494
Other assets	5,823	6,192
Net deferred tax asset	23,696	18,345
Separate account assets	11,553,285	10,031,237

Total assets	$ 13,210,220	$ 11,306,080

LIABILITIES

Future contract and policy benefits	$ 234,707	$ 188,769
Contractholder deposit funds	866,905	587,378
Other liabilities and accrued expenses	7,665	10,968
Income taxes payable	8,467	3,033
Payable to parent and affiliates	7,021	6,302
Separate account liabilities	11,553,285	10,031,237

Total liabilities	12,678,050	10,827,687

Commitments and contingencies (Note 10)

STOCKHOLDER'S EQUITY

Common stock, par value $10 per share - 1,000,000 shares authorized; 300,000 shares issued and outstanding	3,000	3,000
Additional paid-in capital	68,048	68,048
Accumulated other comprehensive income	20,061	19,740
Retained earnings	441,061	387,605

Total stockholder's equity	532,170	478,393

Total liabilities and stockholder's equity	$ 13,210,220	$ 11,306,080
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF INCOME
AND COMPREHENSIVE INCOME
(in thousands)

for the years ended December 31, 2003, 2002 and 2001

	2003	2002	2001

Revenues:
Fees charged to contractholders	$ 89,285	$ 96,057	$ 109,585
Net investment income	31,045	27,768	26,674
Interest on reinsurance deposit	36,652	16,793	1,544
Fund administration fees	4,129	5,026	7,466
Net realized investment gains (losses)	6,006	484	(2,857)
Premiums	6,330	5,175	5,819

Total Revenue	173,447	151,303	148,231

Benefits and expenses:
Underwriting, acquisition and insurance expenses (1)	55,043	58,134	60,212
Contract and policy benefits and expenses	46,860	28,803	7,721

Total benefits and expenses	101,903	86,937	67,933

Income before income taxes	71,544	64,366	80,298

Income tax expense	18,088	17,830	24,762

Net income	53,456	46,536	55,536

Other comprehensive income, before tax:
Unrealized gains on securities:
Net unrealized holding gains	6,237	19,944	5,408
Reclassification adjustment for net realized (gains) losses included in net income	(6,006)	(484)	2,857
Provision (benefit) for income taxes related to items of other comprehensive income	90	(7,008)	(2,919)

Other comprehensive income, net of tax	321	12,452	5,346

Comprehensive income	$ 53,777	$ 58,988	$ 60,882

(1) Includes affiliated party transactions (Note 7)
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(in thousands)

for the years ended December 31, 2003, 2002 and 2001

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive Income	Retained Earnings	Total Stockholder's Equity

Balance at December 31, 2000	$ 3,000	$ 68,048	$ 1,942	$ 285,533	$ 358,523

Comprehensive income:
Net income				55,536	55,536
Other comprehensive income	-	-	5,346	-	5,346

Balance at December 31, 2001	3,000	68,048	7,288	341,069	419,405

Comprehensive income:
Net income				46,536	46,536
Other comprehensive income	-	-	12,452	-	12,452

Balance at December 31, 2002	3,000	68,048	19,740	87,605	478,393

Comprehensive income:
Net income				53,456	53,456
Other comprehensive income	-	-	321	-	321

Balance at December 31, 2003	$ 3,000	$ 68,048	$ 20,061	$ 441,061	$ 532,170
FIDELITY INVESTMENTS LIFE INSURANCE COMPANY
(A Wholly-Owned Subsidiary of FMR Corp.)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

for the years ended December 31, 2003, 2002 and 2001

	2003	2002	2001
Cash flows from operating activities:
Net income	$ 53,456	$ 46,536	$ 55,536
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization and depreciation	5,980	3,053	1,595
Realized (gains) losses on investments	(6,006)	(484)	2,857
Provision for deferred taxes	(5,261)	7,399	2,548
Addition to deferred policy acquisition costs, net of amortization	5,825)	(9,670)	(5,267)
Payments to reinsurers, net	(243,454)	(478,468)	(59,234)
Changes in assets and liabilities:
Accrued investment income	(1,855)	(2,309)	(1,593)
Future contract and policy benefits, net	20,453	20,277	9,617
Receivable from (payable to) parent and affiliates, net	719	(2,684)	(1,320)
Income taxes	5,434	(1,898)	11,194
Other assets and other liabilities, net	(3,315)	7,338	(3,435)

Net cash provided by operating activities	(179,674)	(410,910)	12,498

Cash flows from investing activities:
Purchase of debt securities	(305,637)	(306,660)	(267,291)
Purchase of equity securities	-	(565)	(540)
Proceeds from sales of debt securities	171,280	135,255	148,380
Proceeds from maturities of debt securities	36,100	31,620	3,175
Proceeds from sales of equity securities	417	304	420
Change in policy loans	1	(15)	(93)
Capital expenditures	(496)	(1,545)	(684)

Net cash used for investing activities	(98,335)	(141,606)	(116,633)

Cash flows from financing activities:
Deposits credited to variable annuity contracts	603,838	865,569	1,738,369
Deposits credited to fixed annuity contracts	217,570	389,325	8,289
Withdrawals from variable annuity contracts	(488,703)	(671,667)	(1,666,559)
Withdrawals from fixed annuity contracts	(61,603)	(24,061)	(68)
(Decrease) increase in cash overdraft	-	(1,297)	1,297

Net cash provided by financing activities	271,102	557,869	81,328

Net (decrease) increase in cash and cash equivalents	(6,907)	5,353	(22,807)

Cash and cash equivalents:
Beginning of year	12,119	6,766	29,573

End of year	$ 5,212	$ 12,119	$ 6,766

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

1. Organization and Nature of Operations:

The consolidated financial statements include the accounts of Fidelity Investments Life Insurance Company (FILI), a Utah domiciled insurance company, and Empire Fidelity Investments Life Insurance Company (EFILI), a wholly-owned insurance company subsidiary operating exclusively in the State of New York (collectively, the "Company"). FILI is a wholly owned subsidiary of FMR Corp. All intercompany transactions have been eliminated in consolidation.

The Company issues variable deferred and immediate annuity contracts and variable life policies and is licensed in all states. Amounts invested in the fixed option of the contracts are allocated to the general account of the Company. Amounts invested in the variable option of the contracts are allocated to the Variable Annuity Accounts, which are separate accounts of the Company. Amounts invested in the variable life policies are allocated to the Variable Life Account I, also a separate account of the Company. The assets of the Variable Annuity Accounts are invested in certain portfolios of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Variable Insurance Products Fund III, the Variable Insurance Products Fund IV, the Universal Institutional Funds, the PBHG Insurance Series Funds, the Strong Variable Insurance Funds and the Credit Suisse Trust Funds. The assets of the Variable Life Account I are invested in certain portfolios of the Variable Insurance Products Fund and the Variable Insurance Products Fund II. The invested assets are reported at the net asset value of such portfolios.

Effective January 2, 2004, the Company closed the PBHG Insurance Series Funds and the Strong Variable Insurance Funds to new money.

The Company offers a term life insurance product with level premium paying periods of five, ten, fifteen and twenty years. In 2001, FILI began offering a fixed immediate annuity product with guaranteed income for life or period certain.

2. Summary of Significant Accounting Policies:

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared on the basis of accounting principles generally accepted in the United States of America (GAAP), which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Summary of Significant Accounting Policies (continued):

Investments

Investments in debt and equity securities are classified as available for sale and are reported at fair value. Fair values are derived from external market quotations. Debt and equity securities that experience declines in fair value that are other than temporary are considered impaired and are written down to fair value with a corresponding charge to net income. Factors considered in evaluating whether a decline in fair value is other than temporary are whether the decline is substantial, the duration (typically 6 months or more) in which the market value has been less than cost, the Company's ability and intent to retain the investment for a period of time sufficient to allow for the anticipated recovery in value, and the financial condition and near-term prospects of the issuer. Unrealized gains or losses on debt and equity securities are reported as other comprehensive income. The discount or premium on debt securities, excluding loan-backed bonds and structured securities, is amortized using the effective interest method. Amortization of loan-backed bonds and structured securities includes anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in investment income. Such amortization is included in investment income.

Investment income is recognized on the accrual basis. Debt securities that are delinquent are placed on a non-accrual status, and thereafter interest income is recognized only when cash payments are received. Realized gains or losses on investments sold are determined by the specific identification method.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash and cash equivalents represent amounts in demand deposit accounts and money market mutual funds and are reported at fair value. Money market mutual funds used to hold cash prior to reinvestment and to meet operating cash requirements were $4,554,000 and $11,512,000 at December 31, 2003 and 2002, respectively.

Separate Accounts

Separate account assets represent funds held for the exclusive benefit of variable annuity and variable life insurance contractholders and are reported at fair value. Since the contractholders receive the full benefit and bear the full risk of the separate account investments, the income and realized and unrealized gains and losses from such investments are offset by an increase or decrease in the amount of liabilities related to the separate account.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

Revenue Recognition

Fees charged to contractholders include mortality and expense risk, and administrative charges for variable annuity and life contractholders and also include the cost of providing insurance protection for variable life contractholders. Fund administration fees represent administrative fees charged to investment managers. Premiums for term life insurance products are recognized as revenues over the premium-paying period.

Interest accretion on the reinsurance deposit related to the fixed income annuity product and the fixed portion of the variable income annuity product is recognized over the remaining term of the underlying contracts.

Future Contract and Policy Benefits

Future contract and policy benefits are liabilities for the fixed portion of the variable annuity products and life products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force.

Future contract benefits for the variable annuity products are computed using interest rates ranging from 1% to 7.9% and estimates for mortality. The fixed income annuity product is accounted for as contractholder deposits, recognizing the immateriality of the life contingent contracts. The liabilities for future policy benefits for traditional life insurance products are computed using the net level premium reserve method and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

The premium related to the fixed income annuity product with life contingencies of $147,618,000 in 2003 and $182,075,000 in 2002 is fully reinsured.

Contractholder Deposit Funds

Contractholder deposit funds consist of annuity deposits received from customers for the fixed income annuity product and for the fixed portion of the variable income annuity product.

Reinsurance Deposit and Receivables

The Company reinsures certain of its life insurance and annuity product risk with other companies. As a result, when the Company records liabilities that are subject to reinsurance, reinsurance deposits and receivables are recorded. The Company remains liable for claims reinsured. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Reinsurance deposits and receivables are primarily with two highly rated reinsurers.

2. Summary of Significant Accounting Policies (continued):

Deferred Policy Acquisition Costs

The costs of acquiring new and renewal business have been deferred. The costs consist principally of first-year commissions paid to Fidelity Insurance Agency, Inc. in accordance with contractual agreements as described in Note 7 - "Affiliated Company Transactions", and certain insurance expenses for traditional life policy issue and underwriting. These deferred policy acquisition costs ("DAC") are being amortized over the life time of the policy generally estimated as the level term period for the term insurance product, a 20-year period for the deferred annuity product, and a 30-year period for the immediate annuity product.

The amortization process requires the use of various assumptions, estimates and judgment about the future. The primary assumptions are expenses, investment performance, mortality, and contract cancellations (i.e. lapses, withdrawals and surrenders). These assumptions are reviewed on a regular basis and are generally based on the Company's past experience, industry studies, regulatory requirements and judgments about the future. Finally, analyses are performed periodically to assess whether there are sufficient gross margin or gross profits to amortize the remaining DAC balances.

A significant assumption for the projection of estimated gross profits is the investment return on Separate Account fund balances. The Company assumes a long term return of 9% before fund expenses and other charges. The Company also applies a "Reversion to the Mean" assumption in setting the projected return for the next seven years. The projected return is developed such that the combination of actual and projected return equals the long term return. The Company limits the projected return to no greater than 13% (before fund expenses and other charges) and no less than approximately 5% (before fund expenses and other charges).

Property and Equipment

Property, equipment, leasehold improvements and computer software are stated at cost less accumulated depreciation or amortization. Depreciation or amortization is provided using the straight-line method over the estimated useful lives of the assets ranging from 3 years to 10 years.

Income Taxes

The Company files a consolidated federal income tax return with its subsidiary, EFILI. Under a tax sharing agreement, each company is charged or credited its share of taxes as determined on a separate company basis. Tax benefits are credited with respect to taxable losses to the extent such losses are utilized by the consolidated group. Intercompany tax balances are settled within 30 days of the actual tax payment.

The liability method is used in accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the current enacted tax rates.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

2. Summary of Significant Accounting Policies (continued):

New Accounting Pronouncements

In July 2003, the Accounting Standards Executive Committee issued Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. SOP 03-1 is effective for fiscal years beginning after December 15, 2003. The SOP requires the establishment of a liability for contracts that contain death or other insurance benefits using a specified reserve methodology that is different from the methodology that the Company currently uses. The Company will adopt SOP 03-01 as of January 1, 2004 and estimates the cumulative effect due to a change in accounting principle charge to pre-tax income of approximately $1,700,000.

In February 2004, the Financial Accounting Standards Board's ("FASB") Emerging Issues Task Force reached a consensus regarding certain disclosure requirements in EITF Issue No. 03-1, ("EITF No. 03-1") "The Meaning of Other-Than-Temporary Impairment and its Applications to Certain Investments." EITF No. 03-1 describes certain quantitative and qualitative disclosures that are required for marketable equity securities covered by Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" including the aggregate amount of unrealized losses and the aggregate related fair value of investments with unrealized losses, by investment type, as well as the nature of the investment(s), cause of impairment, number of positions held, severity and duration of the impairment. The disclosures required by EITF No. 03-1 are effective for fiscal years ending after December 15, 2003. The Emerging Issues Task Force is discussing further the other issues addressed in EITF No. 03-1, including the meaning of other-than-temporary impairment and its application to investments accounted for under the cost method or the equity method, or as either available-for-sale or held-to-maturity under Statement No. 115.

In November 2002, the FASB issued FASB Interpretation No. 45 ("FIN 45"), "Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others." This standard does not impact the Company's results of operations or financial position.

In December 2003, the FASB issued FASB Interpretation No. 46 (Revised December 2003) ("FIN 46-R"), "Consolidation of Variable Interest Entities". This standard does not impact the Company's results of operations or financial position.

On January 1, 2001, Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("Statement No. 133"), which establishes accounting and reporting standards for derivative instruments, became effective. Statement No. 133 did not have an impact on the results of operations or financial position.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

3. Investments:

The components of net investment income were as follows:

	Years Ended December 31,
	2003	2002	2001
	(in thousands)

Debt securities	$ 33,241	$ 29,182	$ 24,484
Cash and cash equivalents	325	695	1,576
Other income	50	73	2,530

Total investment income	33,616	29,950	28,590
Less: Investment expenses	2,571	2,182	1,916

Net investment income	$ 31,045	$ 27,768	$ 26,674

Gross realized gains were $0, $0 and $90,000 and gross realized losses were $0, $0 and $24,000 in 2003, 2002 and 2001, respectively, from the sale of other investments. Gross realized gains and losses from the voluntary sales of debt and equity securities were as follows:

Years Ended December 31,
	2003	2002	2001
(in thousands)
Debt securities:
Gross realized gains	$ 6,862	$ 4,791	$ 3,052
Gross realized losses	$ 784	$ 3,902	$ 1,182
Equity securities:
Gross realized gains	$ 28	$ 4	$ 28
Gross realized losses	-	$ 26	-

Realized investment losses as a result of impairments in the value of investments were $100,000, $383,000 and $4,821,000 in 2003, 2002, and 2001, respectively. The net fair value of non-income producing debt securities was $2,636,000 and $2,736,000 as of December 31, 2003 and 2002, respectively. The amount of interest foregone by non-income producing securities was $411,000 and $395,000 for the years ended December 31, 2003 and 2002, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

3. Investments (continued):

Net unrealized investment gains (losses) on securities available-for-sale, carried at fair value, and the related impact on DAC and deferred income taxes, for the year ended December 31, were as follows:

	2003	2002	2001
	(in thousands)

Debt securities:	$ 31,646	$ 31,283	$ 11,295
Equity securities	-	(2)	3
DAC	(657)	(523)	-
Deferred income tax expense	(10,928)	(11,018)	(4,010)
	$ 20,061	$ 19,740	$ 7,288

Unrealized losses on debt securities as of December 31, 2003 were as follows:

	Gross Unrealized Losses	Fair Value	Number of Securities
	(in thousands)

0 - 12 months	$ (289)	$ 66,140	43
Greater than 12 months	(10)	64	1
	$ (299)	$ 66,204	44

The amortized cost and fair value of debt securities, by type of issuer, and equity securities were as follows:

	December 31, 2003
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
U.S. Treasury securities and other U.S. Government corporations and agencies	$ 128,742	$ 3,341	$ (73)	$ 132,010
Corporate debt securities	522,143	28,346	(226)	550,263
Loan-backed bonds and structured securities	4,477	258	-	4,735

Total debt securities	$ 655,362	$ 31,945	$ (299)	$ 687,008

3. Investments (continued):

	December 31, 2002
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)

U.S. Treasury securities and other U.S. Government corporations and agencies	$ 159,807	$ 8,036	$ (6)	$ 167,837
Corporate debt securities	391,478	23,985	(1,159)	414,304
Loan-backed bonds and structured securities	4,947	427	-	5,374

Total debt securities	$ 556,232	$ 32,448	$ (1,165)	$ 587,515

Equity securities	$ 387	$ 1	$ (3)	$ 385

The amortized cost and fair value of debt securities at December 31, 2003, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
	(in thousands)

Due in 1 year or less	$ 25,594	$ 26,107
Due after 1 year through 5 years	474,245	493,570
Due after 5 years through 10 years	138,871	149,096
Due after 10 years	12,175	13,500
Loan-backed bonds and structured securities	4,477	4,735

	$ 655,362	$ 687,008

At December 31, 2003 and 2002, there were no contractual investment commitments. There are no significant concentrations of debt securities by issuer or by industry, other than U.S. Treasury securities.

At December 31, 2003, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,797,000 and $3,007,000, respectively. At December 31, 2002, the amortized cost and fair value of securities on deposit with various state and governmental authorities was $2,587,000 and $2,764,000, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

4. Fair Value of Financial Instruments:

Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates, which, in many cases, may differ from the amounts which could be realized upon immediate liquidation.

The estimated carrying values and fair values of the financial instruments were as follows:

	2003		2002
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in thousands)
Financial Assets
Debt Securities (Note 2)	$ 687,008	$ 687,008	$ 587,515	$ 585,515
Equity Securities (Note 2)	-	-	385	385
Policy Loans	193	193	194	194
Cash and Cash Equivalents (Note 2)	5,212	5,212	12,119	12,119
Reinsurance Deposit and Receivables	869,858	900,277	592,494	615,967
Separate Account Assets	11,553,285	11,553,285	10,031,237	10,031,237
	$ 13,115,556	$ 13,145,975	$ 11,223,944	$ 11,245,417

Financial Liabilities
Future Contract and Policy Benefits	$ 234,707	$ 234,660	$ 188,769	$ 188,608
Contractholder Deposit Funds	866,905	897,971	587,378	611,333
Separate Account Liabilities	11,553,285	11,553,285	10,031,237	10,031,237
	$ 12,654,897	$ 12,685,916	$ 10,807,384	$ 10,831,178

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

Reinsurance Deposit and Receivables

Fair values for the Company's reinsurance deposits for the fixed portion of the variable annuities in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

4. Fair Value of Financial Instruments (continued):

Future Contract and Policy Benefits and Contractholder Deposit Funds

Fair values for the Company's liabilities for the fixed portion of the variable annuities in payout and the fixed immediate annuity contracts are estimated using discounted cash flow calculations based on expected current offering interest rates versus contract rates.

Separate Accounts

Assets held in separate accounts are reported in the accompanying consolidated balance sheets at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

Policy Loans

Policy loans are carried at outstanding principal balances, not in excess of policy cash surrender value. These loans are an integral part of the insurance products and have no maturity dates. Consequently, it is impracticable to determine the fair value of policy loans.

5. Income Taxes:

The components of the provision for income taxes attributable to operations were as follows:

	Years Ended December 31,
	2003	2002	2001
	(in thousands)

Current:
Federal	$ 22,629	$ 10,277	$ 22,148
State	720	154	66
Deferred:
Federal	(3,973)	5,997	1,956
State	(1,288)	1,402	592
Provision for income taxes	$ 18,088	$ 17,830	$ 24,762

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Life insurance corporations in New York remain subject to the franchise tax. However, for tax years beginning on or after January 1, 2003, in no event may the franchise tax on life insurance corporations, computed prior to the application of tax credits, be less than 1.5% of premiums or more than 2.0% of premiums. Accordingly, state deferred taxes are no longer recorded, as EFILI believes that the reversal of temporary differences will not have an impact on the state income tax that EFILI will pay in the future.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

5. Income Taxes (continued):

Significant components of the Company's deferred tax assets were as follows:

	December 31
	2003	2002
	(in thousands)

Deferred income tax assets/(liabilities):
Deferred policy acquisition costs	$ 14,420	$ 19,056
Contractholder reserves	13,124	4,705
Deferred revenue	6,395	4,260
Unrealized gain on securities available for sale	(11,201)	(11,225)
Other, net	958	1,549

Net deferred tax asset	$ 23,696	$ 18,345

Management believes that the Company's future income will be sufficient to realize the net deferred tax asset.

The statute of limitations on the Company's federal income tax returns is open for the taxable years ended December 31, 1999 and thereafter. In management's opinion, adequate tax liabilities have been established for all years.

Income taxes were 25.3%, 27.7% and 30.8% of pretax earnings in 2003, 2002 and 2001, respectively. The effective tax rates differed from the federal statutory income tax rate of 35% primarily due to dividends received deductions, foreign tax credits and state taxes.

FILI paid federal and state income taxes of $17,915,000, $12,329,000 and $11,176,000 in 2003, 2002 and 2001, respectively. Intercompany tax balances are settled within 30 days of the actual tax payments.

6. Stockholder's Equity and Dividend Restrictions:

Generally, the net assets of the Company available for transfer to FMR Corp. are limited to the excess of FILI's net assets, as determined in accordance with statutory accounting practices, over minimum statutory capital requirements; however, payments of such amounts as dividends may be subject to approval by regulatory authorities. Under the Insurance Code of the State of Utah, dividends to shareholders are limited to the lesser of the Company's net gain from operations for the year ended on the preceding December 31, or 10% of the Company's surplus held for policyholders as of the preceding December 31. No dividends have been paid or declared.

6. Stockholder's Equity and Dividend Restrictions (continued):

Net income and capital stock and surplus as determined in accordance with statutory accounting practices were as follows:

	December 31,
	2003	2002	2001
	(in thousands)

Statutory net income	$ 66,042	$ 46,610	$ 44,381
Statutory capital stock and surplus	$ 452,484	$ 387,084	$ 342,337

The National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance as the NAIC's primary guidance on statutory accounting as of January 1, 2001. The State of Utah Insurance Department adopted the Codification guidance, effective January 1, 2001. The effect of adoption on the Company's statutory surplus was an increase of $6,363,000 as of January 1, 2001, primarily the result of recording a deferred tax asset.

In the New York State Insurance Department First Amendment to Regulation 172, as of January 1, 2002, the State of New York allows the recognition of gross deferred tax assets as admitted assets by insurance companies domiciled in the state of New York. The effect of adoption of the amendment on EFILI's statutory surplus was an increase of approximately $609,000 as of January 1, 2002, the result of recording a deferred tax asset.

7. Affiliated Company Transactions:

The Company's insurance contracts are distributed through Fidelity Brokerage Services LLC, Fidelity Insurance Agency, Inc. (FIA), and Fidelity Investments Institutional Services Company, Inc., all of which are affiliated with FMR Corp. FILI and EFILI have agreements with FIA under which FILI pays FIA first-year sales compensation of $50 per deferred and immediate annuity contract and renewal sales compensation of 0.10% of the annuity contract value each year. EFILI pays FIA sales compensation of 3% of annuity payments received for its variable deferred and immediate annuity contracts. The Company pays FIA 37.5% of term life insurance first-year premiums. The Company also pays FIA 2.5% of the annuity payments received for its fixed immediate annuity. The Company compensated FIA in the amount of $18,150,000, $23,266,000 and $19,154,000 in 2003, 2002 and 2001, respectively.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

7. Affiliated Company Transactions (continued):

The Company has an administrative services agreement with FIA whereby the Company provides certain administrative and accounting functions. The Company received $6,128,000, $4,263,000 and $2,226,000 in 2003, 2002 and 2001, respectively, for such services. The reimbursements are accounted for as a direct reduction of the Company's expenses. The Company has an agreement with Fidelity Management Trust Company (FMTC) under which FMTC provides investment management and advisory services to the Company. The Company paid FMTC $1,093,000, $887,000 and $801,000 in 2003, 2002 and 2001, respectively, for such services.

The Company has an administrative services agreement with FMR Corp. and its subsidiaries whereby certain administrative and special services are provided for the Company. The Company paid FMR Corp. and its subsidiaries $11,638,000, $12,272,000 and $11,334,000 in 2003, 2002 and 2001, respectively, for such services.

FMR Corp. maintains a noncontributory trusteed defined benefit pension plan covering substantially all eligible Company employees. The benefits earned are based on years of service and the employees' compensation during the last five years of employment. FMR Corp.'s policy for the plan is to fund the maximum amount deductible for income tax purposes, and to charge each subsidiary for its share of such contributions. Pension costs of $527,000, $658,000 and $580,000 were charged to the Company in 2003, 2002 and 2001, respectively.

FMR Corp. sponsors a trusteed Profit-Sharing Plan and a contributory 401(k) Thrift Plan covering substantially all eligible Company employees. Payments are made to the trustee by FMR Corp. annually for the Profit-Sharing Plan and monthly for the 401(k) Thrift Plan. FMR Corp.'s policy is to fund all costs accrued and to charge each subsidiary for its share of the cost. The cost charged to the Company for these plans amounted to $1,601,000, $1,889,000 and $1,605,000 in 2003, 2002 and 2001, respectively.

The Company participates in various FMR Corp. stock-based compensatory plans. The compensation is based on the change in the net asset value of FMR Corp. common stock, as defined. The aggregate expenses related to these plans charged to the Company were $2,337,000, $1,859,000 and $1,409,000 in 2003, 2002 and 2001, respectively.

8. Underwriting, Acquisition and Insurance Expenses:

Underwriting, acquisition and insurance expenses were as follows:

	Years Ended December 31
	2003	2002	2001
	(in thousands)

Commissions, gross	$ 18,160	$ 23,456	$ 19,342
Compensation and benefits	18,666	21,374	21,700
Capitalization of deferred policy acquisition costs	(8,885)	(13,955)	(8,127)
Amortization of deferred policy acquisition costs	3,060	4,285	2,860
Rent expenses	2,592	3,069	2,404
Taxes, licenses and fees	1,976	1,955	1,975
General insurance expenses	19,474	17,950	20,058

	$ 55,043	$ 58,134	$ 60,212

Amortization of deferred policy acquisition costs is adjusted periodically as estimates of future gross profits are revised to reflect actual experience. In 2003, 2002 and 2001, the Company adjusted amortization by ($3,167,000), $1,301,000 and $149,000 respectively, to reflect actual experience for investment performance, persistency and inflation assumptions. This adjustment has been reflected in amortization expense.

9. Reinsurance:

The Company retains a maximum coverage per individual life of $25,000 plus 30% of the excess over $25,000 with a maximum initial retention not to exceed $100,000 for its life insurance business. The Company reinsures certain guarantee provisions and mortality on its annuity contracts and portions of annuity income that are fixed.

The Company has entered into two 100% coinsurance agreements for its fixed guaranteed income annuity product and for the fixed portion of the variable income annuity product. The Company is subject to concentration of risk with respect to these reinsurance agreements. The receivable from each reinsurer is accounted for as a deposit asset and is recorded in reinsurance deposit and receivables, while the liability related to the underlying annuity contracts is accounted for as a deposit liability and is recorded in contractholder deposit funds. Under these reinsurance agreements, the Company receives a front end ceding expense allowance of 2.5% of premiums and an annual allowance of a percentage of assets ranging from 0.25% to 0.60%. Revenue from the reinsurance agreements and benefit expense from the underlying annuity contracts is recognized over the lives of the underlying contracts.

FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of FMR Corp.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, CONTINUED

9. Reinsurance (continued):

Financial information related to the two coinsurance agreements held with highly rated reinsurers for the years ended December 31 were as follows:

	2003	2002
(in thousands)
Deposit assets:
General Electric Capital Assurance Co.	$ 546,997	$ 374,738
Principal Life Insurance Company	301,851	200,829
Reinsurance deposits	$ 848,848	$ 575,567

Contractholder deposit funds	$ 866,905	$ 587,378

Interest on reinsurance deposit	$ 36,652	$ 16,793
Contract and policy benefits and expenses	$ 31,571	$ 14,243

The above amounts were not material for 2001.

Additional information on direct business written and reinsurance ceded for the years ended December 31, was as follows:

	2003	2002	2001
	(in thousands)
Direct life premiums	$ 11,853	$ 10,281	$ 8,365
Reinsurance ceded	(5,523)	(5,106)	(2,546)
Net life premiums	$ 6,330	$ 5,175	$ 5,819

Direct contract and policy benefits	$ 144,724	$ 75,991	$ 20,246
Reinsurance ceded	(97,864)	(47,188)	(12,525)
Net contract and policy benefits	$ 46,860	$ 28,803	$ 7,721

10. Commitments and Contingencies:

The Company is, from time to time, involved in various legal actions concerning policy benefits and certain other matters. Those actions are considered by the Company in estimating policy reserves and other liabilities. The Company believes that the resolution of those actions should not have a material adverse effect on stockholder's equity.

Terrorist Attacks of September 11, 2001

The Company incurred net losses of $200,000 related to the events of September 11, 2001. The losses were the result of two term life claims with gross benefits paid of $1,250,000 offset by reinsurance recoveries of $1,050,000. The Company does not expect other losses associated with the events of September 11th.

Item 27. Exhibits

a) Resolution of Board of Directors of Fidelity Investments Life Insurance Company ("FILI") establishing the Separate Account, is incorporated by reference to the Registration Statement of the Separate Account (Registration No. 33-24400) Post-Effective Amendment No. 11.

b) Not Applicable

c) Distribution Agreement

(1) Distribution Agreement between Fidelity Investments Life, Fidelity Insurance Agency and Fidelity Brokerage Services LLC, is incorporated by reference from Post-Effective Amendment No. 10 to Registration Statement for the Variable Annuity Account (Registration No. 33-24400) filed on April 26, 1996.

(2) Second Amendment to the Distribution Agreement is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

d) Contracts and Riders

(1) Fidelity Lifetime ReservessmFlexible Premium Survivorship Variable Universal Life Insurance Policy is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(2) Fidelity Lifetime Reservessm Flexible Premium Variable Universal Life Insurance Policy is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(3) Form of Estate Protection Rider Four Year Term is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(4) Form of Total Disability Premium Payment Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(5) Form of Aviation Limitation Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(6) Form of Children's Term Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(7) Form of Total Disability Waiver of Monthly Deductions Rider is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

e) Application

(1) Form of Application for Life Insurance is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

f) Certification of Incorporation and By-laws:

(1) Articles of Domestication of FILI, are incorporated herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-24400) Post-Effective Amendment No. 11.

(2) Amended Bylaws of FILI, are incorporate herein by reference to the initial Registration Statement of the Separate Account (Registration No.33-24400) Post-Effective Amendment No. 11.

g) Form of Reinsurance Agreement between Fidelity Investments Life Insurance Company and the Reinsurer is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

h) Participation Agreements

(1) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc., Strong Investments, Inc., (f/k/a Strong Fund Distributors, Inc.) and Strong Capital Management, Inc. is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(2) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, Credit Suisse Trust (formerly Warburg, Pincus Trust), Credit Suisse Asset Management, LLC (successor to Warburg, Pincus Counsellors, Inc.) and Credit Suisse Asset Management Securities, Inc. (formerly Counsellors Securities Inc.) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(3) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, THE UNIVERSAL INSTITUTIONAL FUNDS, INC. (formerly, Morgan Stanley Universal Funds, Inc.) (the "Fund") and MORGAN STANLEY INVESTMENT MANAGEMENT INC. (formerly, Morgan Stanley Asset Management Inc.) is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(4) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company, PBHG Insurance Series Fund, Inc., Pilgrim Baxter & Associates, LTD is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

(5) Form of Amendment to the Participation Agreement between Fidelity Investments Life Insurance Company ("Company"), Fidelity Distributors Corporation ("Underwriter") and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III and Variable Insurance Products Fund IV (each, a "VIP Fund") is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

i) Master Administration Agreement between McCamish Systems, L.L.C. and Fidelity Investments Life Insurance Company, dated August 8, 2003 is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

j) Not Applicable

k) Opinion and consent of David J. Pearlman filed herein.

l) Not Applicable

m) Not Applicable

n) Consent of PricewaterhouseCoopers LLP

o) Not Applicable

p) Not Applicable

q) Variable Life Administrative Policies and Procedures Applicable to Financial Transactions on behalf of Fidelity Investments Life Insurance Company and Empire Fidelity Investments Life Insurance Company is incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement for the Variable Alife Account (Registration No. 33-103174) filed on February 13, 2004.

Item 28. Directors and Officers of Depositor

Directors of Fidelity Investments Life Insurance Company

Edward C. Johnson 3d	Director
James C. Curvey	Director
Karen Hammond	Director
Rodney R. Rohda	Director
Melanie A. Calzetti-Spahr	Director
Richard A. Spillane, Jr.	Director
David C. Weinstein	Director

Executive Officers who are not Directors

Jeffrey D. Schreiber	Executive Vice President, Marketing
Joseph L. Kurtzer Jr.	Sr. Vice President, Finance and Planning
Joseph F. Hope III	Treasurer
David W. Morse	Senior Vice President, Client Services
David J. Pearlman	Vice President, Senior Legal Counsel, and Secretary
Edward F. McHugh Jr.	Sr. Vice President, Strategic Services
Tai S. Bright	Executive Vice President Sales & Relationship Management
William J. Johnson Jr.	Actuary and Senior Vice President
Thomas M. Ewanich	Vice President and Actuary
Robert J. Egan	Appointed Actuary

The principal address of all persons listed in item 28 is 82 Devonshire Street, Boston, Massachusetts, 02109.

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant.

Information requested is incorporated herein by reference as Exhibit 26 of the original registration statement filed with the Commission on August 17, 1991 (Registration No. 33-42376) on behalf of Empire Fidelity Investments Life Variable Annuity Account A.

Item 30. Indemnification.

FMR Corp. and its subsidiaries own a directors' and officers' liability reimbursement contract (the "Policies"), issued by National Union Fire Insurance Company, that provides coverage for "Loss" (as defined in the Policies) arising from any claim or claims by reason of any breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by a person while he or she is acting in his or her capacity as a director or officer. The coverage is provided to these insureds, including Fidelity Investments Life, to the extent required or permitted by applicable law, common or statutory, or under their respective charters or by-laws, to indemnify directors or officers for Loss arising from the above-described matters. Coverage is also provided to the individual directors or officers for such Loss, for which they shall not be indemnified, subject to relevant contract exclusions. Loss is essentially the legal liability on claims against a director or officer, including damages, judgements, settlements, costs, charges and expenses (excluding salaries of officers or employees) incurred in the defense of actions, suits or proceedings and appeals therefrom.

There are a number of exclusions from coverage. Among the matters excluded are Losses arising as the result of (1) fines or penalties imposed by law or other matters that may be deemed uninsurable under the law pursuant to which the Policy is construed, (2) claims brought about or contributed to by the fraudulent, dishonest, or criminal acts of a director or officer, (3) any claim made against the directors or officers for violation of any of the responsibilities, obligations, or duties imposed upon fiduciaries by the Employee Retirement Income Security Act of 1974 or amendments thereto, (4) professional errors or omissions, and (5) claims for an accounting of profits in fact made from the purchase or sale by a director or officer of any securities of the insured corporations within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law.

A $100 million limit (policy aggregate limit) and a $500,000 deductible apply to Loss for which the directors and officers are indemnified by Fidelity Investments Life Insurance Company. A $10 million limit (policy aggregate) and a $0 deductible apply to Loss for which the directors and officers are not indemnified by Fidelity Investments Life Insurance Company.

Utah law (Revised Business Corporation Act §16-10a-901 et seq.) provides, in substance, that a corporation may indemnify a director, officer, employee or agent against liability if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

The Text of Article XIV of Fidelity's By-Laws, which relates to indemnification of the directors and officers, is as follows:

INDEMNIFICATION OF DIRECTORS, OFFICERS AND PERSONS

ADMINISTERING EMPLOYEE BENEFIT PLANS

Each officer or Director or former officer or Director of the Corporation, and each person who shall, at the Corporation's request, have served as an officer or director of another corporation or as trustee, partner or officer of a trust, partnership or association, and each person who shall, at the Corporation's request, have served in any capacity with respect to any employee benefit plan, whether or not then in office then serving with respect to such employee benefit plan, and the heirs, executors, administrators, successors and assigns of each of them, shall be indemnified by the Corporation against all satisfaction of judgements, in compromise and or as fines or penalties and fees and disbursement of counsel, imposed upon or reasonably incurred by him or them in connection with or arising out of any action, suit or proceeding, by reason of his being or having been such officer, trustee, partner or director, or by reason of any alleged act or omission by him in such capacity or in serving with respect to an employee benefit plan, including the cost of reasonable settlements (other than amounts paid to the Corporation itself) made with a view to curtailment of costs of litigation.

The Corporation shall not, however, indemnify any such person, or his heirs, executors, administrators, successors, or assigns, with respect to any matter as to which his conduct shall be finally adjudged in any such action, suit, or proceedings to constitute willful misconduct or recklessness or to the extent that such matter relates to service with respect to any employee benefit plan, to not be in the best interest of the participants or beneficiaries of such employee benefit plan.

Such indemnification may include payment by the Corporation of expenses incurred in defending any such action, suit, or proceeding in advance of the final disposition thereof, upon receipt of an undertaking by or on behalf of the person indemnified to repay such payment if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such undertaking may be accepted by the corporation without reference to the financial ability of such person to make repayment.

The foregoing rights of indemnification shall not be exclusive of other rights to which any such director, officer, trustee, partner or person serving with respect to an employee benefit plan may be entitled as a matter of law. These indemnity provisions shall be separable, and if any portion thereof shall be finally adjudged to be invalid, such invalidity shall not affect any other portion which can be given effect.

The Board of Directors may purchase and maintain insurance on behalf of any persons who is or was a Director, officer, trustee, partner, employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, employee or other agent of another corporation, association, trust or partnership, against any liability incurred by him in any such, whether or not the Corporation would have the power to indemnify him against such liability.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director or officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by its is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters.

a) Fidelity Brokerage Services LLC acts as distributor for other variable life and variable annuity contracts registered by separate accounts of Fidelity Investments Life, and Empire Fidelity Investments Life Insurance Company.

(b)	Ellyn A. McColgan	Director
	Jeffrey Carney	Director
	Jeffrey S. Wallace	Chief Financial Officer
	Jeffrey Carney	President
	Jay Lanigan	Executive Vice President
	Raymond J. Marcinowski	Executive Vice President
	Michael J. Sonier	Senior Vice President
	Thomas Cmejla	Vice President, Real Estate
	Dean E. Loveridge	Vice President, Risk Operations
	Roger T. Servison	Vice President, Electronic Access Membership
	Mark Katzelnick	Treasurer
	J. Gregory Wass	Assistant Treasurer
	Jeffrey R. Larsen	Secretary
	Jay Freedman	Assistant Secretary
	Richelle S. Kennedy	Assistant Secretary
	Jeffrey R. Larsen	General Counsel
	Susan Sturdy	Assistant Secretary
	Norman Ashkensas	Compliance Officer
	Jessie L. Roche	Compliance Registered Options Principal

(c) Commissions and other compensation received by principal underwriter.

No compensation was received by the principal underwriter from the registrant or depositor since this is a new product.

The address for each person named in Item 31 is 82 Devonshire Street, Boston, Massachusetts 02109.

Item 32. Location of Accounts and Records

The records regarding the Account required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained at Fidelity Investments Life Insurance Company at 82 Devonshire Street, Boston, Massachusetts 02109.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

Fidelity Investment Life Insurance Company hereby represents that the aggregate charges under the variable life policy offered by Fidelity Investment Life Insurance Company are reasonable in relation to services rendered, the expenses expected to be incurred, and the risks assumed by Fidelity Investment Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, Fidelity Investments Variable Life Account I and Fidelity Investments Life Insurance Company, have duly caused this Registration Statement to be signed on their behalf in the city of Boston and the Commonwealth of Massachusetts, on this 26th day of April, 2004.

FIDELITY INVESTMENTS VARIABLE LIFE ACCOUNT I

(Registrant)

By: FIDELITY INVESTMENTS LIFE INSURANCE COMPANY

(Depositor)

By:	/s/Melanie A. Calzetti-Spahr	Attest:	/s/David J. Pearlman
	Melanie A. Calzetti-Spahr,		David J. Pearlman,
	President		Secretary

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on this 26th day of April, 2004.

Signature	Title
/s/Melanie A. Calzetti-Spahr		)
Melanie A. Calzetti-Spahr	President	)

/s/Joseph Hope, III.		)
Joseph Hope, III	Treasurer	)

/s/Edward C. Johnson 3d
Edward C. Johnson 3d	Director	)
)
/s/Richard A. Spillane, Jr.		)
Richard A. Spillane, Jr.	Director	) By:	/s/David J. Pearlman
		)	David J. Pearlman
/s/James C. Curvey		)
James C. Curvey	Director	)

/s/Rodney R. Rohda		)
Rodney R. Rohda	Director	)

/s/David C. Weinstein		)
David C. Weinstein	Director	)

/s/Karen Hammond
Karen Hammond	Director